Exhibit 99.2

Table of Contents
Year Ended 2014

Section I - Fourth Quarter 2014 Earnings Press Release
Section II - Financial Information		Section III - Core Portfolio Information

Company Information……………………………………………	4	Core Properties………………………………………	24
Market Capitalization……………………………………	5	Core Top Tenants……………………………………	26
Operating Statements		Core Lease Expirations……………………………	27
Pro-rata Consolidation…………………………	6	Core New and Renewal Rent Spreads………………	28
Funds……………………	7	Core Capital Expenditures…………………………	29
Funds from Operations ("FFO"), Adjusted FFO ("AFFO")		Portfolio Demographics…………………………	30
and Funds Available for Distribution ("FAD")…	9
EBITDA………………………………………………	10
Same Property Net Operating Income……………………………	11	Section IV - Fund Information
Fee Income…………………………………………	12
Balance Sheet - Pro-rata Consolidation………………	13	Fund Overview………………………………………	33
Structured Financing……………………………………………	14	Fund Properties………………………………………	34
Other Information		Fund Lease Expirations………………………………	35
2014 Transactional Activity…………………………………	15	Development Activity…………………………………	36
2015 Guidance……………………………………	16	RCP Venture Investments……………………………	37
Net Asset Valuation Information………………………………	17
Selected Financial Ratios…………………………………………	18
Debt Analysis
Summary……………………………………………	19	Important Notes……………………………………	38
Detail……………………………………………	20
Maturities…………………………………………	23

Visit www.acadiarealty.com for additional investor and portfolio information

Company Information

Acadia Realty Trust, a fully-integrated equity real estate investment trust, is focused on the acquisition, ownership, management and redevelopment of high-quality retail properties located in key street and urban retail corridors as well as suburban locations within high-barrier-to-entry, densely-populated metropolitan areas. Acadia owns, or has an ownership interest in, these properties through its core portfolio and through a series of opportunistic/value-add investment funds. Additional information may be found on the Company’s website at www.acadiarealty.com.

Contact Information

	Corporate Headquarters	Investor Relations	New York Stock Exchange
	1311 Mamaroneck Avenue	Jonathan Grisham	Symbol AKR
	Suite 260	Senior Vice President,
	White Plains, NY 10605	Chief Financial Officer
(914) 288-8142
jgrisham@acadiarealty.com

Analyst Coverage

	Bank of America / Merrill Lynch	Cowen and Company	KeyBanc Capital Markets, Inc.
	Craig Schmidt - (646) 855-3640	James Sullivan - (646) 562-1380	Todd Thomas - (917) 368-2286
	craig.schmidt@baml.com	james.sullivan@cown.com	tthomas@keybanccm.com

	Bank of Montreal	Green Street Advisors	RBC Capital Markets
	Paul Adornato, CFA - (212) 885-4170	Cedrik LaChance - (949) 640-8780	Rich Moore, CFA - (440) 715-2646
	paul.adornato@bmo.com	clachance@greenst.com	rich.moore@rbccm.com

	Citigroup - Global Markets	J.P. Morgan Securities, Inc.	UBS
	Christy McElroy - (212) 816-6981	Michael W. Mueller, CFA - (212) 622-6689	Ross Nussbaum - (212) 713-2484
	christy.mcelroy@citi.com	michael.w.mueller@jpmorgan.com	ross.nussbaum@ubs.com

Market Capitalization
(including pro-rata share of Fund debt, in thousands)

				Capitalization
	Total Market Capitalization			based on
	$		%	Net Debt [1]
Equity Capitalization
Common Shares	68,109
Common Operating Partnership ("OP") Units	3,664
Combined Common Shares and OP Units	71,773

Share Price at December 31, 2014	$32.03

Equity Capitalization - Common Shares and OP Units	$2,298,889
Preferred OP Units	803	[2]
Total Equity Capitalization	2,299,692		79%	84%

Debt Capitalization
Consolidated debt	1,127,538
Adjustment to reflect pro-rata share of debt	(510,815)
Total Debt Capitalization	616,723		21%	16%

Total Market Capitalization	$2,916,415		100%	100%

Weighted Average Outstanding Common Shares and OP Units
(in thousands)
	December 31, 2014			Changes in Total Common Shares Outstanding and OP Units
	Year-to-date		Quarter
Weighted average Common Shares - Basic EPS	59,402		63,866		Common Shares	OP Units	Total
Dilutive potential Common Shares	309		375	Balance @ 12/31/2013	55,643	1,954	57,597
Weighted average Common Shares - Diluted EPS	59,711		64,241	Issuance	12,236	1,577	13,813
OP Units	2,684		3,570	Other	230	133	363
Dilutive potential OP Units	25		25
Weighted average Common Shares and OP Units - Diluted FFO	62,420		67,836	Balance @ 12/31/2014	68,109	3,664	71,773

Notes:
[1] Reflects debt net of Core Portfolio cash balance of	$178,366
pro-rata share of Funds cash balance of	8,057
and pro-rata share of restricted cash relating to City Point financing of	6,030
for total cash netted against debt of	$192,453
[2] Represents 188 Series A Preferred OP Units convertible into 25,067 Common OP units multiplied by the Common Share price at quarter end.
[3] Fixed-rate debt includes notional principal fixed through interest rate swap transactions.

Income Statements - Pro-rata Consolidation [1]
(in thousands)

	Year-to-date ended December 31, 2014			Three months ended December 31, 2014
	Core Portfolio	Funds	Total	Core Portfolio	Funds	Total

CORE PORTFOLIO AND FUND INCOME

PROPERTY REVENUES
Minimum rents	$87,511	$11,581	$99,092	$23,545	$2,800	$26,345
Percentage rents	215	65	280	1	13	14
Expense reimbursements - CAM	8,885	1,523	10,408	2,489	382	2,871
Expense reimbursements - Taxes	12,209	1,606	13,815	3,384	405	3,789
Other property income	336	193	529	123	50	173
Total Property Revenues	109,156	14,968	124,124	29,542	3,650	33,192

PROPERTY EXPENSES
Property operating - CAM	11,354	1,934	13,288	3,382	515	3,897
Other property operating (Non-CAM)	2,016	627	2,643	624	108	732
Real estate taxes	14,457	2,290	16,747	3,879	538	4,417
Total Property Expenses	27,827	4,851	32,678	7,885	1,161	9,046

NET OPERATING INCOME - PROPERTIES	81,329	10,117	91,446	21,657	2,489	24,146

OTHER INCOME (EXPENSE)
Interest income	11,542	250	11,792	2,921	(2)	2,919
Straight-line rent income	2,810	772	3,582	740	196	936
Straight-line ground rent	—	(4)	(4)	—	(4)	(4)
Above/below market rent	2,666	844	3,510	793	217	1,010
Interest expense	(20,905)	(2,884)	(23,789)	(5,373)	(486)	(5,859)
Amortization of finance costs	(1,014)	(520)	(1,534)	(278)	(119)	(397)
Above/below market interest expense	1,024	81	1,105	499	8	507
Asset and property management expense	(130)	(261)	(391)	(24)	(59)	(83)
Other income/(expense)	2,075	(14)	2,061	46	(2)	44
Transaction costs	(4,611)	(553)	(5,164)	(1,557)	(88)	(1,645)
CORE PORTFOLIO AND FUND INCOME	74,786	7,828	82,614	19,424	2,150	21,574

FEE INCOME
Asset and property management fees	15,111	—	15,111	3,625	—	3,625
Transactional fees [2]	7,043	—	7,043	1,557	—	1,557
Income tax provision	(178)	(12)	(190)	(93)	—	(93)
Total Fee Income	21,976	(12)	21,964	5,089	—	5,089

PROMOTE, RCP AND OTHER INCOME
Equity in earnings (losses) from RCP investments	—	297	297	—	120	120
Promote income - Fund capital transactions	156	—	156	—	—	—
Other income	732	—	732	—	—	—
Loss on extinguishment of debt	(5)	(99)	(104)	—	(14)	(14)
Provision for income taxes (RCP)	—	(76)	(76)	—	(92)	(92)
Total Promote, RCP and Other Income	883	122	1,005	—	14	14

General and Administrative	(26,604)	(409)	(27,013)	(6,231)	(128)	(6,359)

Depreciation and amortization	(33,582)	(4,438)	(38,020)	(9,275)	(1,139)	(10,414)
Non-real estate depreciation and amortization	(523)	—	(523)	(130)	—	(130)
Gain on disposition of properties	12,393	21,018	33,411	—	231	231
Gain on disposition of land	190	672	862	—	—	—
Income before noncontrolling interests	49,519	24,781	74,300	8,877	1,128	10,005

Noncontrolling interest - OP	(2,114)	(1,122)	(3,236)	(501)	(63)	(564)

NET INCOME	$47,405	$23,659	$71,064	$ 8,376	$ 1,065	$ 9,441

Notes:
[1] Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.
The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating its pro-rata share for each of the above line items.
In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods.
[2] Consists of development, construction, leasing and legal fees.

Income Statements - Funds [1]
(in thousands)
	Year-to-date ended December 31, 2014
		AKR Pro-		AKR Pro-		AKR Pro-		AKR Pro-		AKR Pro-		AKR Pro-	Total
		rata share		rata share		rata share		rata share		rata share		rata share	AKR Pro-
	Fund I	22.22%	Mervyns I	22.22%	Fund II	20.00%	Mervyns II	20.00%	Fund III	19.90%	Fund IV	23.12%	rata share

PROPERTY REVENUES
Minimum rents	$106	$23	$—	$—	$12,660	$2,532	$—	$—	$29,903	$5,951	$13,299	$3,075	$11,581
Percentage rents	—	—	—	—	—	—	—	—	292	58	34	7	65
Expense reimbursements - CAM	—	—	—	—	1,160	232	—	—	4,899	976	1,366	315	1,523
Expense reimbursements - Taxes	—	—	—	—	479	95	—	—	5,694	1,133	1,641	378	1,606
Other property income	4	1	—	—	464	93	—	—	421	83	68	16	193
Total Property Revenues	110	24	—	—	14,763	2,952	—	—	41,209	8,201	16,408	3,791	14,968

PROPERTY EXPENSES
Property operating - CAM	22	5	—	—	2,132	426	—	—	5,358	1,066	1,887	437	1,934
Other property operating (Non-CAM)	83	19	—	—	1,653	331	—	—	1,169	233	188	44	627
Real estate taxes	27	5	—	—	1,405	281	—	—	7,285	1,450	2,399	554	2,290
Total Property Expenses	132	29	—	—	5,190	1,038	—	—	13,812	2,749	4,474	1,035	4,851

NET OPERATING INCOME - PROPERTIES	(22)	(5)	—	—	9,573	1,914	—	—	27,397	5,452	11,934	2,756	10,117

OTHER INCOME (EXPENSE)
Interest income	—	—	—	—	16	4	—	—	334	66	779	180	250
Straight-line rent income	—	—	—	—	981	196	—	—	1,518	302	1,188	274	772
Straight-line ground rent	—	—	—	—	(12)	(4)	—	—	—	—	—	—	(4)
Above/below market rent	—	—	—	—	—	—	—	—	1,734	345	2,161	499	844
Interest expense	(4)	—	—	—	(4,463)	(893)	—	—	(5,971)	(1,188)	(3,472)	(803)	(2,884)
Amortization of finance costs	—	—	—	—	(241)	(49)	—	—	(1,005)	(200)	(1,170)	(271)	(520)
Above/below market interest expense	—	—	—	—	—	—	—	—	409	81	—	—	81
Asset and property management expense [2]	2	—	—	—	(200)	(40)	—	—	(539)	(108)	(489)	(113)	(261)
Other income/(expense)	(88)	(19)	—	—	250	50	—	—	(148)	(29)	(72)	(16)	(14)
Transaction costs	—	—	—	—	—	—	—	—	(245)	(48)	(2,184)	(505)	(553)
Fund Income	(112)	(24)	—	—	5,904	1,178	—	—	23,484	4,673	8,675	2,001	7,828

FEE INCOME
Income tax provision	(2)	—	—	—	(17)	(3)	—	—	(44)	(9)	—	—	(12)
Total Fee Income	(2)	—	—	—	(17)	(3)	—	—	(44)	(9)	—	—	(12)

PROMOTE, RCP AND OTHER INCOME
Equity in earnings from RCP investments	—	—	410	91	—	—	1,029	206	—	—	—	—	297
Gain on extinguishment of debt	—	—	—	—	(62)	(12)	—	—	(435)	(87)	—	—	(99)
Provision for income taxes (RCP)	—	—	—	—	—	—	—	—	(385)	(76)	—	—	(76)
Total Promote, RCP and Other Income	—	—	410	91	(62)	(12)	1,029	206	(820)	(163)	—	—	122

GENERAL AND ADMINISTRATIVE	(21)	(5)	(11)	(3)	(511)	(102)	(22)	(4)	(825)	(163)	(574)	(132)	(409)

Depreciation and amortization	—	—	—	—	(2,766)	(552)	—	—	(12,383)	(2,464)	(6,151)	(1,422)	(4,438)
Gain on disposition of properties	—	—	—	—	(341)	(68)	—	—	62,451	12,100	38,866	8,986	21,018
Gain on disposition of land	—	—	—	—	561	112	—	—	1,168	560	—	—	672
Income before noncontrolling interest	(135)	(29)	399	88	2,768	553	1,007	202	73,031	14,534	40,816	9,433	24,781

Noncontrolling interest - OP	5	1	(18)	(4)	(150)	(30)	(50)	(10)	(3,291)	(655)	(1,834)	(424)	(1,122)

NET INCOME	$(130)	$(28)	$381	$84	$2,618	$523	$957	$192	$69,740	$13,879	$38,982	$9,009	$23,659

Notes:
[1] Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenuesand expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods.

The Company currently invests in Funds I, II, III & IV and Mervyn's which are consolidated with the Company's financial statements.
[2] Funds I, II, III & IV and the Mervyn's entities pay various fees and promotes to the Company. As it is the recipient of such fees, the Company does not recognize its pro-rata share of these expenses.

Income Statements - Funds [1]
(in thousands)
	Three months ended December 31, 2014
		AKR Pro-		AKR Pro-		AKR Pro-		AKR Pro-		AKR Pro-		AKR Pro-	Total
		rata share		rata share		rata share		rata share		rata share		rata share	AKR Pro-
	Fund I	22.22%	Mervyns I	22.22%	Fund II	20.00%	Mervyns II	20.00%	Fund III	19.90%	Fund IV	23.12%	rata share

PROPERTY REVENUES
Minimum rents	$15	$3	$—	$—	$3,282	$656	—	—	7,244	$1,442	$3,023	$699	$2,800
Percentage rents	—	—	—	—	—	—	—	—	61	12	5	1	13
Expense reimbursements - CAM	—	—	—	—	239	48	—	—	1,305	260	322	74	382
Expense reimbursements - Taxes	—	—	—	—	142	28	—	—	1,507	300	335	77	405
Other property income	—	—	—	—	99	20	—	—	162	32	(10)	(2)	50
Total Property Revenues	15	3	—	—	3,762	752	—	—	10,279	2,046	3,675	849	3,650

PROPERTY EXPENSES
Property operating - CAM	6	1	—	—	477	95	—	—	1,527	304	496	115	515
Other property operating (Non-CAM)	16	4	—	—	376	75	—	—	118	23	25	6	108
Real estate taxes	21	5	—	—	340	68	—	—	1,781	354	481	111	538
Total Property Expenses	43	10	—	—	1,193	238	—	—	3,426	681	1,002	232	1,161

NET OPERATING INCOME - PROPERTIES	(28)	(7)	—	—	2,569	514	—	—	6,853	1,365	2,673	617	2,489

OTHER INCOME (EXPENSE)
Interest income	—	—	—	—	5	1	—	—	148	29	(139)	(32)	(2)
Straight-line rent income	—	—	—	—	216	43	—	—	324	64	386	89	196
Straight-line ground rent	—	—	—	—	(18)	(4)	—	—	—	—	—	—	(4)
Above/below market rent	—	—	—	—	—	—	—	—	382	76	609	141	217
Interest expense	—	—	—	—	(90)	(18)	—	—	(1,355)	(270)	(857)	(198)	(486)
Amortization of finance costs	—	—	—	—	(53)	(11)	—	—	(227)	(45)	(273)	(63)	(119)
Above/below market interest expense	—	—	—	—	—	—	—	—	41	8	—	—	8
Asset and property management expense [2]	2	—	—	—	(44)	(9)	—	—	(95)	(19)	(134)	(31)	(59)
Other income/(expense)	(1)	—	—	—	—	—	—	—	—	—	(9)	(2)	(2)
Transaction costs	—	—	—	—	—	—	—	—	(146)	(29)	(257)	(59)	(88)
Fund Income	(27)	(7)	—	—	2,585	516	—	—	5,925	1,179	1,999	462	2,150

FEE INCOME
Income tax provision	—	—	—	—	—	—	—	—	—	—	—	—	—
Total Fee Income	—	—	—	—	—	—	—	—	—	—	—	—	—

PROMOTE, RCP AND OTHER INCOME
Equity in earnings (losses) from RCP investments	—	—	—	—	—	—	600	120	—	—	—	—	120
Gain on extinguishment of debt	—	—	—	—	(62)	(12)	—	—	(12)	(2)	—	—	(14)
Provision for income taxes (RCP)	—	—	—	—	—	—	—	—	(464)	(92)	—	—	(92)
Total Promote, RCP and Other Income	—	—	—	—	(62)	(12)	600	120	(476)	(94)	—	—	14

GENERAL AND ADMINISTRATIVE	(32)	(7)	(6)	(2)	(116)	(23)	(10)	(2)	(217)	(43)	(220)	(51)	(128)

Depreciation and amortization	(1)	—	—	—	(617)	(123)	—	—	(3,171)	(631)	(1,666)	(385)	(1,139)

Gain on disposition of properties	—	—	—	—	524	105	—	—	633	126	—	—	231
Gain on disposition of land	—	—	—	—	—	—	—	—	—	—	—	—	—
Income before noncontrolling interest	(60)	(14)	(6)	(2)	2,314	463	590	118	2,694	537	113	26	1,128

Noncontrolling interest - OP	5	1	—	—	(130)	(26)	(35)	(7)	(151)	(30)	(4)	(1)	(63)

NET INCOME	$(55)	$(13)	$(6)	$(2)	$2,184	$437	$555	$111	$2,543	$507	$109	$25	$1,065

Notes:
[1] Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenuesand expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods.

The Company currently invests inFunds I, II, III & IV and Mervyn's which are consolidated with the Company's financial statements.
[2] Funds I, II, III & IV and the Mervyn's entities pay various fees and promotes to the Company. As it is the recipient of such fees, the Company does not recognize its pro-rata share of these expenses.

Funds from Operations ("FFO") [1]
(in thousands)

	2014					2013
	Current	Current	Previous	Previous	Previous
	Year-to-Date	Quarter	Quarter	Quarter	Quarter	Year-to-Date	Quarter
	Period ended	3 months ended	3 months ended	3 months ended	3 months ended	Period ended	3 months ended
Funds from operations ("FFO"):	December 31, 2014	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013	December 31, 2013

Net Income	$71,064	$9,441	$28,564	$11,464	$21,595	$ 40,115	$ 12,250
Add back:
Depreciation of real estate and amortization of leasing costs:
(net of noncontrolling interest share)	38,020	10,414	9,766	8,987	8,853	31,432	8,309
Gain on disposition of properties (net of noncontrolling interest share)	(33,438)	(258)	(20,953)	166	(12,393)	(6,378)	(5,602)
Impairment of asset	—	—	—	—	—	1,500	—
Income attributable to noncontrolling interests'
share in Operating Partnership	3,236	564	1,350	459	863	492	147

FFO	$78,882	$20,161	$18,727	$21,076	$18,918	$ 67,161	$ 15,104

Add back: Transaction costs	5,164	1,645	1,721	1,124	674	3,477	1,413
FFO before transaction costs	$84,046	$21,806	$20,448	$22,200	$19,592	$ 70,638	$ 16,517

Adjusted Funds from operations ("AFFO"):
Diluted FFO	$78,882	$20,161	$18,727	$21,076	$18,918	$ 67,161	$ 15,104
Straight-line rent, net	(3,582)	(936)	(909)	(1,012)	(725)	(3,621)	(727)
Straight-line ground rent	4	4	—	—	—	70	8
Above/below market rent	(3,510)	(1,010)	(664)	(947)	(889)	(4,457)	(1,797)
Amortization of finance costs	1,534	397	375	388	374	1,433	282
Above/below market interest	(1,105)	(507)	(200)	(199)	(199)	(1,406)	(217)
Loss (gain) on extinguishment of debt	104	14	2	16	72	617	617
Non-real estate depreciation	523	136	130	130	127	456	126
Leasing commissions	(939)	(228)	(134)	(401)	(176)	(1,676)	(400)
Tenant improvements	(3,962)	(1,411)	(1,259)	(853)	(439)	(4,057)	(1,047)
Capital expenditures	(964)	(187)	(187)	(146)	(444)	(2,592)	(1,567)
AFFO	$66,985	$16,433	$15,881	$18,052	$15,535	$ 51,928	$ 10,382

Funds Available for Distribution ("FAD"):
AFFO	$66,985	$16,433	$15,881	$18,052	$15,535	$ 51,928	$ 10,382
Scheduled principal repayments	(5,694)	(1,550)	(1,620)	(1,059)	(1,465)	(6,029)	(1,492)
FAD	$61,291	$14,883	$14,261	$16,993	$14,070	$ 45,899	$ 8,890

Total weighted average diluted shares and OP Units:	$62,420	$67,836	$62,483	$60,521	$58,419	55,954	56,572

Diluted FFO per share:
FFO	$1.26	$0.30	$0.30	$0.35	$0.32	$ 1.20	$ 0.27
FFO before transaction costs	$1.35	$0.32	$0.33	$0.37	$0.34	$ 1.26	$ 0.29

AFFO	$1.07	$0.24	$0.25	$0.30	$ 0.27	$ 0.93	$ 0.18
AFFO before transaction costs	$1.16	$0.27	$0.28	$0.32	$ 0.28	$ 0.99	$ 0.21

FAD	$0.98	$0.22	$0.23	$0.28	$ 0.24	$ 0.82	$ 0.16
FAD before transaction costs	$1.06	$0.24	$0.26	$0.30	$ 0.25	$ 0.88	$ 0.18

Notes:
[1] Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management are necessary for a fair presentation of operating results for the interim periods.

EBITDA
(in thousands)

	Year-to-Date			Current Quarter
	Period ended December 31, 2014			Three months ended December 31, 2014
	Core			Core
	Portfolio	Funds	TOTAL	Portfolio	Funds	TOTAL

NET INCOME	$47,405	$23,659	$71,064	$8,376	$1,065	$9,441

Adjustments:
Depreciation and amortization	34,105	4,438	38,543	9,405	1,139	10,544
Interest expense	20,905	2,884	23,789	5,373	486	5,859
Amortization of finance costs	1,014	520	1,534	278	119	397
Above/below market interest	(1,024)	(81)	(1,105)	(499)	(8)	(507)
Gain on disposition of properties	(12,393)	(21,018)	(33,411)	—	(231)	(231)
Provision for income taxes	178	88	266	93	92	185
Loss on extinguishment of debt	5	99	104	—	14	14
Noncontrolling interest - OP	2,114	1,122	3,236	501	63	564

EBITDA	$92,309	$11,711	$104,020	$23,527	$2,739	$26,266

Core Portfolio
Same Property Performance [1]
(in thousands)

	Quarter			Year-to-Date

	Three months ended		Percentage Growth in Same	Period ended		Percentage Growth in Same
			Property NOI -			Property NOI -
	December 31, 2014	December 31, 2013	% of Line Item	December 31, 2014	December 31, 2013	% of Line Item

Revenue
Minimum rents	$16,326	$15,832	3.1%	$66,299	$63,634	4.2%
Expense reimbursements	4,774	3,932	21.4%	18,145	16,686	8.7%
Other property income	86	100	(14.0)%	630	658	(4.3)%

Total Revenue	21,186	19,864	6.7%	85,074	80,978	5.1%

Expenses
Property operating - CAM & Real estate taxes	5,662	4,804	-17.9%	21,353	19,803	(7.8)%
Other property operating (Non-CAM)	416	527	21.1%	1,465	2,002	26.8%

Total Expenses	6,078	5,331	-14.0%	22,818	21,805	(4.6)%

Same Property NOI - Core properties	$15,108	$14,533	4.0%	$62,256	$59,173	5.2%

Other same property information
Physical Occupancy	96.0%	95.0%
Leased Occupancy	97.1%	97.0%

[1] The above amounts include the pro-rata activity related to the Company's Core consolidated and unconsolidated investments.

Fee income by Fund
(in thousands)

	Fund I	Fund II	Fund III	Fund IV	Other	Total
Year ended December 31, 2014
Asset and property management fees and priority distributions	$44	$2,567	$5,344	$6,570	$586	$15,111
Transactional fees	61	3,444	1,560	1,408	570	7,043
Total management fees and priority distributions	$105	$6,011	$6,904	$7,978	$1,156	$22,154

	Fund I	Fund II	Fund III	Fund IV	Other	Total
Current Quarter ended December 31, 2014
Asset and property management fees and priority distributions	$11	$643	$1,286	$1,529	$156	$3,625
Transactional fees	15	820	296	382	44	1,557
Total management fees and priority distributions	$26	$1,463	$1,582	$1,911	$200	$5,182

	Fund I	Fund II	Fund III	Fund IV	Other	Total
Previous Quarter ended September 30, 2014
Asset and property management fees and priority distributions	$11	$625	$1,234	$1,598	$164	$3,632
Transactional fees	31	772	331	591	22	1,747
Total management fees and priority distributions	$42	$1,397	$1,565	$2,189	$186	$5,379

	Fund I	Fund II	Fund III	Fund IV	Other	Total
Previous Quarter ended June 30, 2014
Asset and property management fees and priority distributions	$11	$656	$1,384	$1,692	$147	$3,890
Transactional fees	4	841	431	250	32	1,558
Total management fees and priority distributions	$15	$1,497	$1,815	$1,942	$179	$5,448

	Fund I	Fund II	Fund III	Fund IV	Other	Total
Previous Quarter ended March 31, 2014
Asset and property management fees and priority distributions	$11	$643	$1,440	$1,751	$119	$3,964
Transactional fees	11	1,011	502	185	472	2,181
Total management fees and priority distributions	$22	$1,654	$1,942	$1,936	$591	$6,145

Pro-Rata Consolidated Balance Sheet
(in thousands)
	Consolidated		Noncontrolling	Company's	Pro-Rata
	Balance		Interest in	Interest in	Consolidated
	Sheet		Consolidated	Unconsolidated	Balance
	As Reported [1]		Subsidiaries	Subsidiaries	Sheet [2]		Notes
ASSETS
Real estate							[1] The interim consolidated balance sheet is unaudited, although it
Land	$424,661		$(108,313)	$47,802	$364,150		reflects all adjustments, which in the opinion of management,
Buildings and improvements	1,329,080		(321,334)	174,819	1,182,565		are necessary for the fair presentation of the consolidated
Construction in progress	7,464		(4,318)	119	3,265		balance sheet for the interim period.
	1,761,205		(433,965)	222,740	1,549,980
Less: accumulated depreciation	(256,015)		63,010	(9,685)	(202,690)		[2] The Company currently invests in Funds I, II, III & IV and Mervyns I & II
Net real estate	1,505,190		(370,955)	213,055	1,347,290		which are consolidated with the Company's financial statements.
							To provide investors with supplemental information, the Company's
Net real estate under development	447,390	[3]	(360,454)	5,568	92,504		investments in these joint ventures are reflected above on a pro-rata
							basis by calculating its ownership percentage for each of the asset
Cash and cash equivalents	217,580		(32,881)	1,724	186,423		and liability line items. Similarly, the presentation also includes
Cash in escrow	20,358		(11,201)	3,164	12,321		the Company's pro-rata share of assets and liabilities for
Restricted cash	30,604		(24,574)	—	6,030		unconsolidated investments which are accounted for under the equity
Investments in and advances to unconsolidated affiliates	183,577		(78,042)	(105,213)	322		method of accounting for the Company's financial statements.
Rents receivable, net	8,929		(3,464)	1,818	7,283
Straight-line rents receivable, net	28,033		(11,302)	1,869	18,600
Notes receivable	102,286		(2,714)	—	99,572		[3] The components of Net real estate under development are as follows:
Deferred charges, net	30,679		(16,787)	2,685	16,577		Fund II	$390,892
Prepaid expenses and other assets	57,283		3,810	963	62,056	[4]	Fund III	34,504
Acquired lease intangibles	44,618		(12,718)	1,892	33,792		Fund IV	20,731
Accounts receivable from related parties	—		—	—	—
Assets of real estate held for sale	56,073		(45,673)	—	10,400
							Other	1,263
Total Assets	$2,732,600		$(966,955)	$127,525	$1,893,170		Total Funds	$447,390

LIABILITIES AND SHAREHOLDERS' EQUITY
							[4] The components of Prepaid expenses and other assets are as follows:
Mortgage and other notes payable	1,127,538		(642,644)	131,829	616,723		Due from Fund Investors	31,244
Valuation of debt at acquisition, net of amortization	2,943		—	10	2,953		Contract deposits	7,990
Acquired lease intangibles	29,585		(7,265)	1,613	23,933		Accrued interest on Notes receivable	6,211
Accounts payable and accrued expenses	34,026		(10,536)	3,187	26,677		Prepaid expenses	5,566
Dividends and distributions payable	39,339		—	—	39,339		Other	11,045
Share of losses in excess of inv. in unconsolidated affiliates	12,564		—	(12,564)	—
Other liabilities	25,148		(7,402)	3,450	21,196		Total	$62,056
Liabilities of real estate held for sale	25,500		(20,476)	—	5,024

Total Liabilities	1,296,643		(688,323)	127,525	735,845

Shareholders' equity:
Common shares	68		—	—	68
Additional paid-in capital	1,027,861		—	—	1,027,861
Accumulated other comprehensive loss	(4,005)		—	—	(4,005)
Retained earnings	31,617		—	—	31,617
Total controlling interest	1,055,541		—	—	1,055,541
Noncontrolling interest in subsidiary	380,416		(278,632)	—	101,784
Total Shareholders' Equity	1,435,957		(278,632)	—	1,157,325

Total Liabilities and Shareholders' Equity	$2,732,600		$(966,955)	$127,525	$1,893,170

Structured Financing
(in thousands)

							Stated	Effective
	Previous			Current	Accrued		Interest	Interest	Maturity
Investment	Principal	Advances	Repayments	Principal	Interest	Total	Rate	Rate [1]	Dates

First mortgage notes	$16,269	$7,500	$—	$23,769	$244	$24,013	6.71%	7.69%	2015 to 2016

Mezzanine, preferred equity and other notes	74,983	227	—	75,210	6,013	81,223	12.19%	12.53%	2016 to 2024

Total notes receivable	$91,252	$7,727	$—	$98,979	$6,257	$105,236	10.87%	11.37%

Note:
[1] Inclusive of points and exit fees.

Reconciliation of Notes Receivable to the Consolidated Balance Sheet

Total Notes Receivable per above				$98,979
Fund III non-real estate loans				3,307

Total Notes Receivable per Consolidated Balance Sheet				$102,286

2014 Transactional Activity
(in thousands)

Acquisitions:

Property Name	Purchase Price	Ownership %	Acadia Share	Month of Transaction	Location	Key Tenants

Core Portfolio:

2014 Transactions

11 E. Walton	$44,000	100%	$44,000	January	Chicago, IL	Marc Jacobs, Saint Laurent
61 Main Street	7,300	100%	7,300	February	Westport, CT	Chico's
865 W. North Avenue	14,750	100%	14,750	March	Chicago, IL	Forever 21
252-256 Greenwich Avenue	24,450	100%	24,450	March	Greenwich, CT	Madwell, Calypso St. Barth, Jack Wills
152-154 Spring Street	38,000	90%	34,200	April	New York, NY	Kate Spade Saturday
2520 Flatbush Avenue	17,100	100%	17,100	May	New York, NY	Bob's Furniture, Capital One
Bedford Green	46,750	100%	46,750	July	Bedford Hills, NY	Shop Rite, CVS, Panera Bread
131-135 Prince Street	51,359	100%	51,359	August	New York, NY	Folli Follie, Uno De 50
Shops at Grand Avenue	56,000	100%	56,000	October	Queens, NY	Stop & Shop
201 Needham St.	10,125	100%	10,125	November	Needham, MA	Michael's
840 N. Michigan Avenue	163,206	88%	144,323	December	Chicago, IL	H&M, Verizon

Total	$473,040		$450,357

Funds:

Fund IV:

Broughton Street Portfolio [1]	$33,856	50%	$16,928	February-September	Savannah, GA	—
Eden Square	25,369	98%	24,862	July	Bear, DE	Lowe's, Giant
27 E. 61st Street	19,250	100%	19,250	October	New York, NY	—
17 E. 71st Street	28,000	100%	28,000	October	New York, NY	—
1035 Third Avenue	51,036	100%	51,036	January 2015	New York, NY	—

Total	$157,511		$140,076

Dispositions:

Property Name	Disposition Price	Ownership %	Fund Share	Month of Transaction	Location	Key Tenants

Core Portfolio:

Walnut Hill Plaza	$22,865	100%	$22,865	March	Woonsocket, RI	Sears

Funds:

Fund III:

Sheepshead Bay	$20,200	100%	$20,200	April	Brooklyn, NY	—
Lincoln Road Portfolio	141,800	95%	134,710	August	Miami Beach, FL	Starbucks, Sushi Samba
Lincoln Park Centre	64,000	100%	64,000	January 2015	Chicago, IL	Design Within Reach

Total	$226,000		$ 218,910

Fund IV:

Lincoln Road Portfolio	$200,200	95%	$190,190	Miami Beach, FL	Aldo, Fossil, Spris

Note:

1 In addition, Fund IV has provided financing to the joint venture.

2015 Guidance

Note: 2015 FFO and EPS guidance and comparable 2014 results are before acquisition costs and gains on the sale of depreciated property
(in millions except per share amounts, all per share amounts are fully diluted)
	Notes	2015 Guidance	2014 Actual
Summary:

Fully diluted Common Shares and OP Units		73,500 to 74,800	62,420

Full year Funds from Operations ("FFO") per share	[1]	$1.48 to $1.56	$1.35

Earnings per Share ("EPS")	[2]	$0.82 to $0.87	$0.53

FFO Components:

Core and pro-rata share of Fund ("Fund") portfolio income		$104.3 to $109.3	$87.9

Asset and property management fee income, net of TRS taxes		$12.5 to $13.0	$15.1

Transactional fee income, net of TRS taxes		$7.5 to $8.0	$6.9

Other Fund related income, net of taxes	[3]	$13.9 to $15.3	$1.1

General and administrative expense		$(29.5) to $(29.0)	$(27.0)

FFO		$108.7 to $116.6	$84.0

Additional Guidance Assumptions:

Same property net operating income ("NOI") growth		3% to 4%

Core acquisitions		$300.0 to $400.0

Fund acquisitions		$250.0 to $500.0

Notes:
[1] Excludes acquisition costs which totaled $0.09 for the year ended December 31, 2014
[2] Excludes acquisition costs and gains on sale of property which aggregated $0.65 for the year ended December 31, 2014
[3] 2015 includes promote income, gain on sale of City Point residential air rights, RCP Venture income and other income, all net of taxes

Net Asset Valuation Information
(in thousands)

	CORE			FUND I			FUND II				FUND III				FUND IV
				Fund Level	AKR pro-rata share		Fund Level		AKR Pro-rata Share		Fund Level		AKR pro-rata share		Fund Level		AKR pro-rata share
	Quarterly		Annualized (x4)		%	$	Quarterly	Annualized (x4)%		$	Quarterly	Annualized (x4)%		$	Quarterly	Annualized (x4)%		$
Current NOI
Net Operating Income	$21,657	[1]	$86,628	—			$2,569	$10,276	20.00%	$2,055	$6,853	$27,412	19.90%	$5,455	$2,673	$10,692	23.12%	$2,472
Less:
(Income)/ loss from properties sold or under contract							(562)	(2,248)		(450)	(798)	(3,192)		(635)	—	—		—
(Income)/ loss from pre-stabilized assets [3]							—	—		—	(562)	(2,248)		(447)	(556)	(2,224)		(514)
(Income)/ loss from development projects [4]							—	—		—	(8)	(32)		(6)	(195)	(780)		(180)
Net Operating Income of stabilized assets							2,007	8,028		1,606	5,485	21,940		4,366	1,922	7,688		1,777

Assets under contract for sale, net of debt								$6,500		$1,300		$ 36,000		$ 7,164

Costs to Date
Pre-stabilized assets [3]								$—		$—		$59,208		$11,783		$38,031		$8,793
Development projects [4]								369,500		73,900		30,800		6,129		69,300		16,022

Total Costs to Date								$369,500		$73,900		$90,008		$17,912		$107,331		$24,815

Debt			$468,814	$—				$303,385		$57,505		$242,065		$44,284		$184,897		$40,547

Gross asset value [2]				3,400
Net Asset Value				$3,400	37.78%	$1,285

Notes:
[1] Does not include a full quarter of NOI for those assets purchased during the fourth quarter 2014. See "Transactions Activity" page in this supplemental for descriptions of those acquisitions.
2 AKR pro-rata share of Fund I is the promote of 20% plus its co-investment share of the remainder (22% x 80%) for a total of 37.78%.
[3]Consists of the following projects:
Fund III:
640 Broadway
654 Broadway
Nostrand
Lincoln Park Centre
Fund IV:
2819 Kennedy Blvd
Paramus Plaza
1151 Third Avenue

[4]See "Redevelopment Activity" page in this supplemental

Selected Financial Ratios
(in thousands)

	Three months ended December 31,		Period ended December 31,
						Three months ended December 31,	Three months ended September 30,
	2014	2013	2014	2013		2014	2014
COVERAGE RATIOS [1]					LEVERAGE RATIOS

Fixed-Charge Coverage Ratios					Debt/Market Capitalization Ratios

EBITDA [2] divided by:	$23,527	$19,555	$92,309	$80,076	Debt + Preferred Equity (Preferred O.P. Units)	$617,526	$545,683
Interest expense	5,373	5,174	20,905	20,368	Total Market Capitalization	2,916,415	2,300,323
Principal Amortization	1,347	1,252	4,962	5,107	Debt+Preferred Equity/Total Market Capitalization	21%	24%
Preferred Dividends [3]	14	6	27	22
Fixed-Charge Coverage Ratio - Core Portfolio	3.5x	3.0x	3.6x	3.1x	Debt [7]	$424,270	$437,928
					Total Market Capitalization	2,724,765	2,193,951
EBITDA divided by:	$26,266	$23,460	$104,020	$94,007	Net Debt+Preferred Equity/Total Market Capitalization	16%	20%
Interest expense	5,859	6,094	23,789	24,223
Principal Amortization	1,550	1,492	5,694	6,029	Debt/EBITDA Ratios
Preferred Dividends	14	6	27	22
Fixed-Charge Coverage Ratio - Core Portfolio					Debt	$468,814	$400,171
and Funds	3.5x	3.1x	3.5x	3.1x	EBITDA (Annualized)	94,108	87,892
					Debt/EBITDA - Core Portfolio	5.0x	4.6x
Payout Ratios
					Debt [6]	$290,448	$310,618
Dividends (Shares) & Distributions (OP Units) paid [4]	$17,482	$13,454	$60,447	$49,180	EBITDA (Annualized)	94,108	87,892
FFO	20,161	15,104	78,882	67,161	Net Debt/EBITDA - Core Portfolio	3.1x	3.5x
FFO Payout Ratio	87%	89%	77%	73%
FFO Payout Ratio before acquisition costs	80%	81%	72%	70%	Debt [5]	$616,723	$545,683
					EBITDA (Annualized)	105,064	98,400
Dividends (Shares) & Distributions (OP Units) paid	$17,482	$13,454	$60,447	$49,180	Debt/EBITDA - Core Portfolio and Funds	5.9x	5.5x
AFFO	16,433	10,382	66,985	51,928
AFFO Payout Ratio	106%	130%	90%	95%	Debt [7]	$424,270	$437,928
AFFO Payout Ratio before acquisition costs	97%	114%	84%	89%	EBITDA (Annualized)	105,064	98,400
					Net Debt/EBITDA - Core Portfolio and Funds	4.0x	4.5x
Dividends (Shares) & Distributions (OP Units) paid	$17,482	$13,454	$60,447	$49,180
FAD	14,883	8,890	61.291	45.899	Debt Yield Ratios
FAD Payout Ratio	117%	151%	99%	107%
FAD Payout Ratio before acquisition costs	106%	131%	91%	100%	NOI (Annualized)	$86,628	$82,932
					Debt	468,814	400,171
					Debt Yield - Core Portfolio	18%	21%
Notes:
					NOI (Annualized)	$86,628	$82,932
[1]Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The coverage ratios include the Company's pro-rata share of FFO, AFFO, EBITDA, interest expense and principal amortization related to both the Company's consolidated and unconsolidated investments in joint ventures.
[2]See page 10 for a calculation of EBITDA.
[3]Represents preferred distributions on Preferred Operating partnership Units.
[4]Does not include $0.30 special dividend.
[5]Includes the Company's pro-rata share of consolidated and unconsolidated joint venture debt.
[6]Reflects debt net of the current Core Portfolio cash balance at end of period.
[7]Reflects debt net of the current Core Portfolio and pro-rata share of the Funds cash balance at end of period.

					Debt [6]	290,448	310,618
					Net Debt Yield - Core Portfolio	30%	27%

					NOI (Annualized)	$96,584	$93,088
					Debt [5]	616,723	545,683
					Debt Yield - Core Portfolio and Funds	16%	17%

					NOI (Annualized)	$96,584	$93,088
					Debt [7]	424,270	437,928
					Net Debt Yield - Core Portfolio and Funds	23%	21%

Portfolio Debt - Summary
Reconciliation from Pro-Rata Share of Debt to Consolidated Debt per Financial Statement
(in thousands)

	Acadia Pro-Rata Share of Debt [2]							Reconciliation to Consolidated Debt as Reported
								Add:	Less:	Acadia
	Core Portfolio		Funds		Total			Noncontrolling	Pro-rata Share of	Consolidated
	Principal	Interest	Principal	Interest	Principal	Interest	Fixed vs	Interest Share of	Unconsolidated	Debt
Mortgage Notes Payable	Balance	Rate	Balance	Rate	Balance	Rate	Variable	Consolidated Debt [3]	Debt [4]	As Reported

Fixed-Rate Debt [1]	$468,327	4.8%	$81,166	4.0%	$549,493	4.7%	89%	$365,116	$(113,292)	$801,317
Variable-Rate Debt	487	1.7%	66,743	1.9%	67,230	1.9%	11%	277,528	(18,537)	326,221

Total	$468,814	4.8%	$147,909	3.0%	$616,723	4.3%	100%	$642,644	$(131,829)	1,127,538
Unamortized premium										2,943
										$1,130,481

Notes:
[1] Fixed-rate debt includes notional principal fixed through swap transactions.
[2] Represents the Company's pro-rata share of debt based on its percent ownership.
[3] Represents the noncontrolling interest pro-rata share of consolidated partnership debt based on its percent ownership.
[4] Represents the Company's pro-rata share of unconsolidated partnership debt based on its percent ownership.

Portfolio Debt - Detail
(in thousands)

	Principal Balance at	Acadia's Pro-rata Share		Interest	Maturity	Extension
Property	December 31, 2014	Percent	Amount	Rate	Date	Options

CORE PORTFOLIO

Fixed-Rate Debt
Crescent Plaza	$16,455	100.0%	$16,455	4.98%	9/6/2015	None
Pacesetter Park Shopping Center	11,307	100.0%	11,307	5.12%	11/6/2015	None
Elmwood Park Shopping Center	32,201	100.0%	32,201	5.53%	1/1/2016	None
Chicago Portfolio	15,266	100.0%	15,266	5.61%	2/1/2016	None
The Gateway Shopping Center	19,440	100.0%	19,440	5.44%	3/1/2016	None
330-340 River Street	10,668	100.0%	10,668	5.30%	5/1/2016	1 x 60 mos.
Brandywine Town Center	166,200	22.2%	36,933	5.99%	7/1/2016	None
Rhode Island Place Shopping Center	15,975	100.0%	15,975	6.35%	12/1/2016	None
Convertible Notes	380	100.0%	380	3.75%	12/15/2016	None
239 Greenwich Avenue	26,000	75.0%	19,500	5.42%	2/11/2017	None
639 West Diversey	4,245	100.0%	4,245	6.65%	3/1/2017	None
Merrillville Plaza	25,503	100.0%	25,503	5.88%	8/1/2017	None
Bedford Green	29,586	100.0%	29,586	5.10%	9/5/2017	None
Crossroads Shopping Center	67,500	49.0%	33,075	3.94%	9/30/2024	None
840 N. Michigan	73,500	88.4%	64,996	4.36%	2/10/2025	None
Georgetown Portfolio	17,912	50.0%	8,956	4.72%	12/10/2027	None
Interest rate swaps [1]	124,006	99.9%	123,841	3.67%	Various

Sub-Total Fixed-Rate Debt	656,144		468,327	4.77%

Variable-Rate Debt

Unsecured Line of Credit [2]	—	100.0%	—	Libor + 140	1/31/2018	1 x 12 mos.
664 N. Michigan	44,369	100.0%	44,369	Libor + 165	6/28/2018	1 x 60 mos.
Unsecured Term Loan	50,000	100.0%	50,000	Libor + 130	11/25/2019	None
4401 N White Plains Road	6,141	100.0%	6,141	Libor + 190	9/1/2022	None
28 Jericho Turnpike	15,747	100.0%	15,747	Libor + 190	1/23/2023	None
60 Orange Street	8,236	98.0%	8,071	Libor + 175	4/3/2023	None
Interest rate swaps 1	(124,006)	99.9%	(123,841)	Libor + 156

Sub-Total Variable-Rate Debt	487		487	Libor + 156

Total Debt - Core Portfolio	$656,631		$468,814	4.77%

Portfolio Debt - Detail (continued)
(in thousands)

		Principal Balance at	Acadia's Pro-rata Share		Interest	Maturity	Extension
Property	Entity	December 31, 2014	Percent	Amount	Rate	Date	Options

Funds

Fixed-Rate Debt
Arundel Plaza [3]	Fund III	$8,750	17.9%	$1,568	5.60%	4/1/2015	None
CityPoint [3]	Fund II	199,000	18.8%	37,469	4.75%	2020 6	None
CityPoint [3,5]	Fund II	5,262	18.8%	991	1.00%	8/23/2019	None
Interest rate swaps [1]	Funds II, III & IV	127,912	32.2%	41,138	3.24%	Various

Sub-Total Fixed-Rate Debt		340,924		81,166	3.96%

Variable-Rate Debt
Parkway Crossing [3]	Fund III	12,926	17.9%	2,316	Libor + 220	1/1/2015	2 x 12 mos.
Liberty Avenue [3]	Fund II	8,973	19.8%	1,778	Libor + 275	4/30/2015	None
210 Bowery	Fund IV	4,600	23.1%	1,064	Libor + 195	6/1/2015	None
640 Broadway [3]	Fund III	22,564	12.6%	2,835	Libor + 295	7/1/2015	1 x 12 mos.
CityPoint [3]	Fund II	20,650	18.8%	3,888	Libor + 400	8/12/2015	None
CityPoint [3]	Fund II	20,000	18.8%	3,766	Libor + 170	8/23/2015	1 x 12 mos.
Cortlandt Towne Center	Fund III	83,936	19.9%	16,703	Libor + 165	10/26/2015	None
Acadia Strategic Opportunity IV LLC [4]	Fund IV	77,100	23.1%	17,826	Libor + 165	11/20/2015	1 x 12 mos.
Nostrand Avenue	Fund III	12,046	19.9%	2,397	Libor + 265	2/1/2016	2 x 12 mos.
Heritage Shops	Fund III	24,500	19.9%	4,876	Libor + 155	2/28/2016	2 x 12 mos.
Promenade at Manassas [3]	Fund IV	25,000	22.8%	5,696	Libor + 140	11/19/2016	2 x 12 mos.
Lincoln Park Centre	Fund III	28,000	19.9%	5,573	Libor + 145	12/3/2016	2 x 12 mos.
1701 Belmont Avenue [3,7]	Fund IV	3,403	22.8%	775	Prime + 50	1/31/2017	None
654 Broadway	Fund III	9,000	19.9%	1,791	Libor + 188	3/1/2017	2 x 12 mos.
New Hyde Park Shopping Center	Fund III	11,720	19.9%	2,332	Libor + 185	5/1/2017	2 x 12 mos.
938 W. North Avenue [3]	Fund IV	12,500	18.5%	2,312	Libor + 235	5/1/2017	1 x 12 mos.
1151 Third Avenue	Fund IV	12,481	23.1%	2,886	Libor + 175	6/3/2017	2 x 12 mos.
2819 Kennedy Boulevard	Fund IV	5,929	22.8%	1,351	Libor + 215	12/9/2017	2 x 12 mos.
Eden Square	Fund IV	16,000	22.8%	3,646	Libor + 200	12/17/2017	1 x 12 mos.
161st Street [3]	Fund II	29,500	19.8%	5,847	Libor + 250	4/1/2018	None
Paramus Plaza [3]	Fund IV	12,600	11.6%	1,457	Libor + 170	2/20/2019	None
Lake Montclair	Fund IV	15,284	23.1%	3,534	Libor + 215	5/1/2019	None
White City Shopping Center [3]	Fund III	56,520	16.7%	9,450	Libor + 215	2/19/2021	None
3104 M Street	Fund III	103	15.9%	16	Prime + 50	12/10/2021	None
CityPoint [3]	Fund II	20,000	18.8%	3,766	Libor + 139	11/1/2021	None
Interest rate swaps [1]	Funds II, III & IV	(127,912)	32.2%	(41,138)	Libor + 232

Sub-Total Variable-Rate Debt		417,423		66,743	Libor + 169

Total Debt - Funds		$758,347		$147,909	3.01%

Total Debt - Core Portfolio and Funds		$1,414,978		$616,723	4.35%

Portfolio Debt - Notes
(in thousands)

[1] The Company has hedged a portion of its variable-rate debt with variable to fixed-rate swap agreements
[2] This is an unsecured revolving facility which has a current capacity up to $150,000 and can be increased to $300,000.
The interest rate will vary based on levels of leverage. As of December 31, 2014, the interest rate is LIBOR + 140 basis points.
[3] Acadia's interest in this Fund debt is also reflected net of other JV interests at the investment level.
[4] Total current availability under this facility is $150,000. Fund IV also has the ability to increase the size of this facility to a total of $228,848.
[5] This loan was made in connection with the New Markets Tax Credit and contains a borrower option to purchase the loan for $1 at the end of the term.
[6] The maturity date of this loan is five years after the final advancing of funds which is currently anticipated to occur by the end of 2015.
[7] Bears interest at the greater of 4% or the Prime Rate plus 50 basis points.

Future Debt Maturities 1
(in thousands)

Core Portfolio
	Total Debt Maturities			Acadia's Pro-rata Share			Weighted Average Interest Rate of Maturing Debt
	Scheduled			Scheduled
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Total Debt	Fixed-Rate Debt	Variable-Rate Debt

2015	$5,374	$27,344	$32,718	$5,211	$27,344	$32,555	5.04%	5.04%	n/a
2016	3,820	257,953	261,773	3,650	128,686	132,336	5.87%	5.87%	n/a
2017	3,331	82,926	86,257	3,004	76,426	79,430	5.50%	5.50%	n/a
2018	2,949	40,058	43,007	2,161	40,058	42,219	1.82%	n/a	1.82%
2019	2,520	50,000	52,520	1,701	50,000	51,701	1.47%	n/a	1.47%
Thereafter	13,619	81,095	94,714	8,266	122,504	130,770	3.92%	4.08%	3.81%
Total	$31,613	$539,376	$570,989	$23,993	$445,018	$469,011

Funds
	Total Debt Maturities			Acadia's Pro-rata Share			Weighted Average Interest Rate of Maturing Debt
	Scheduled			Scheduled
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Total Debt	Fixed-Rate Debt	Variable-Rate Debt

2015	$3,499	$258,437	$261,936	$679	$51,547	$52,226	2.28%	5.60%	2.17%
2016	2,239	88,897	91,136	444	18,303	18,747	1.79%	n/a	1.79%
2017	1,519	69,024	70,543	284	14,570	14,854	2.30%	n/a	2.30%
2018	1,449	29,500	30,949	266	5,847	6,113	2.67%	n/a	2.67%
2019	857	230,228	231,085	148	43,041	43,189	4.37%	4.65%	2.11%
Thereafter	2,064	70,700	72,764	375	12,192	12,567	2.28%	2.17%	2.32%
Total	$11,627	$746,786	$758,413	$2,196	$145,500	$147,696

Note:
1 Does not include any applicable extension options

Core Portfolio Retail Properties - Detail [1]
										Leased				Annualized
		Year	Acadia's	Gross Leaseable Area			In Place Occupancy			Occupancy	Annualized Base Rent PSF			Base Rent
Property	Key Tenants	Acquired	interest	Anchors	Shops	Total	Anchors	Shops	Total	Total	Anchors	Shops	Total	Total

URBAN AND STREET RETAIL
Chicago Metro

664 N. Michigan Avenue	Tommy Bahama, Ann Taylor Loft	2013	100.0%	—	18,141	18,141	—	100.0%	100.0%	100.0%	$—	$237.23	$237.23	$4,303,538
840 N. Michigan Avenue	H & M, Verizon Wireless	2014	88.4%	87,135	—	87,135	100.0%	—	100.0%	100.0%	80.85	—	80.85	7,044,900
Rush and Walton Streets Collection - 6 properties	Lululemon, Brioni, BHLDN, Marc Jacobs	2011/12	100.0%	—	41,432	41,432	—	100.0%	100.0%	100.0%	—	152.15	152.15	6,303,696
651-671 West Diversey	Trader Joe's, Urban Outfitters	2011	100.0%	16,500	29,759	46,259	100.0%	100.0%	100.0%	100.0%	54.55	33.92	41.27	1,909,285
Clark Street and W. Diversey Collection - 3 properties	Ann Taylor, Akira	2011/12	100.0%	—	23,531	23,531	—	86.7%	86.7%	95.6%	—	51.62	51.62	1,053,247
Halsted and Armitage Collection - 9 properties	Intermix, BCBG, Club Monaco	2011/12	100.0%	20,580	24,078	44,658	100.0%	90.9%	95.1%	95.1%	20.70	64.47	43.26	1,836,615
North Lincoln Park Chicago Collection - 6 properties	Forever 21, Aldo, Carhartt, Chase Bank	2011/14	100.0%	—	51,255	51,255	—	86.5%	86.5%	86.5%	—	38.29	38.29	1,698,169
				124,215	188,196	312,411	100.0%	93.5%	96.1%	93.5%	67.39	89.67	80.45	24,149,450
New York Metro
83 Spring Street	Paper Source	2012	100.0%	—	3,000	3,000	—	100.0%	100.0%	100.0%	—	207.96	207.96	623,884
152-154 Spring Street	Kate Spade Saturday	2014	100.0%	—	2,936	2,936	—	100.0%	100.0%	100.0%	—	728.66	728.66	2,139,360
Mercer Street	3 X 1 Denim	2011	100.0%	—	3,375	3,375	—	100.0%	100.0%	100.0%	—	120.44	120.44	406,494
East 17th Street	—	2008	100.0%	—	11,467	11,467	—	—	—	100.0%	—	—	—	—
West 54th Street	Stage Coach Tavern	2007	100.0%	—	5,773	5,773	—	92.3%	92.3%	100.0%	—	412.09	412.09	2,196,061
61 Main Street	Chicos	2014	100.0%	—	3,400	3,400	—	100.0%	100.0%	100.0%	—	103.40	103.40	351,560
181 Main Street	TD Bank	2012	100.0%	—	11,350	11,350	—	100.0%	100.0%	100.0%	—	74.77	74.77	848,683
4401 White Plains Road	Walgreens	2011	100.0%	12,964	—	12,964	100.0%	—	100.0%	100.0%	48.21	—	48.21	625,000
Bartow Avenue	Sleepy's	2005	100.0%	—	14,676	14,676	—	100.0%	100.0%	100.0%	—	31.89	31.89	467,987
239 Greenwich Avenue	Restoration Hardware	1998	75.0%	—	16,553	16,553	—	27.4%	27.4%	100.0%	—	85.58	85.58	388,573
252-256 Greenwich Avenue	Madewell, Calypso, Jack Wills	2014	100.0%	—	9,172	9,172	—	100.0%	100.0%	100.0%	—	131.99	131.99	1,210,630
Third Avenue	Planet Fitness	2006	100.0%	21,650	18,670	40,320	100.0%	100.0%	100.0%	100.0%	22.19	21.79	22.00	887,172
868 Broadway	Dr Martens	2013	100.0%	—	2,031	2,031	—	100.0%	100.0%	100.0%	—	335.83	335.83	682,069
313-315 Bowery[2]	John Varvatos, Patagonia	2013	100.0%	—	6,600	6,600	—	100.0%	100.0%	100.0%	—	66.00	66.00	435,600
120 West Broadway	HSBC Bank, Citibank	2013	100.0%	—	13,638	13,638	—	81.7%	81.7%	81.7%	—	144.86	144.86	1,613,503
131-135 Prince Street	Folli Follie, Uno De 50	2013	100.0%	—	3,200	3,200	—	100.0%	100.0%	100.0%	—	385.11	385.11	1,232,352
2520 Flatbush Avenue	Bob's Discount Furniture, Capital One	2014	100.0%	—	29,114	29,114	—	100.0%	100.0%	100.0%	—	36.05	36.05	1,049,538
Shops at Grand	Stop & Shop (Ahold)	2014	100.0%	52,336	47,639	99,975	100.0%	81.6%	91.3%	91.3%	29.52	30.63	29.99	2,736,357
				86,950	202,594	289,544	100.0%	82.6%	87.9%	96.1%	12.71	83.94	70.35	17,894,823
District of Columbia Metro
1739-53 & 1801-03 Connecticut Avenue	Ruth Chris Steakhouse, TD Bank	2012	100.0%	—	22,907	22,907	—	100.0%	100.0%	100.0%	—	58.00	58.00	1,328,703
Rhode Island Place Shopping Center	TJ Maxx	2012	100.0%	24,996	32,533	57,529	100.0%	100.0%	100.0%	100.0%	12.50	41.05	28.65	1,647,929
M Street and Wisconsin Corridor - 7 Properties	Lacoste, Juicy Couture, Coach	2011	63.0%	—	31,629	31,629	—	100.0%	100.0%	100.0%	—	79.78	79.78	2,523,512
				24,996	87,069	112,065	100.0%	100.0%	100.0%	100.0%	12.50	59.58	49.08	5,500,144
Boston Metro
330-340 River Street	Whole Foods	2012	100.0%	40,800	13,426	54,226	100.0%	100.0%	100.0%	100.0%	17.05	32.38	20.85	1,130,470
				40,800	13,426	54,226	100.0%	100.0%	100.0%	100.0%	17.05	32.38	20.85	1,130,470

Total Urban and Street Retail				276,961	491,285	768,246	100.0%	90.4%	93.8%	95.9%	$37.86	$79.87	$67.52	$48,674,887

Acadia Share Total Urban and Street Retail				266,853	474,832	741,686	100.0%	82.5%	94.0%	97.1%	$36.23	$87.91	$67.15	$46,825,740

Notes:
[1] The above occupancy and rent amounts do not include space which is currently leased, other than "leased occupancy", but for which rent payment has not yet commenced. Residential and office GLA is excluded.

613-623 West Diversey Parkway is under redevelopment
[2] Represents the annual base rent paid to Acadia pursuant to a master lessee and does not reflect the rent paid by the retail tenants at the property.

Core Portfolio Retail Properties - Detail [1] (continued)
										Leased				Annualized
		Year	Acadia's	Gross Leaseable Area			In Pace Occupancy			Occupancy	Annualized Base Rent PSF			Base Rent
Property	Key Tenants	Acquired	interest	Anchors	Shops	Total	Anchors	Shops	Total	Total	Anchors	Shops	Total	Total
SUBURBAN PROPERTIES
New Jersey
Elmwood Park Shopping Center	Walgreens, Pathmark (A&P)	1998	100.0%	62,610	86,460	149,070	100.0%	95.3%	97.3%	97.3%	$25.26	25.53	25.41	$3,685,445
Marketplace of Absecon	Rite Aid, Dollar Tree	1998	100.0%	46,724	57,832	104,556	100.0%	90.5	94.8%	94.8%	13.32	15.38	14.41	1,427,696
60 Orange Street	Home Depot	2012	98.0%	101,715	—	101,715	100.0%	—	100.0%	100.0%	6.83	—	6.83	695,000

New York
Village Commons Shopping Center	—	1998	100.0%	—	87,330	87,330	—	98.1%	98.1%	98.1%	—	31.40	31.40	2,689,355
Branch Plaza	LA Fitness, CVS	1998	100.0%	76,105	51,136	127,241	73.6%	78.5%	75.6%	92.1%	21.35	30.28	25.07	2,411,650
Amboy Center	Stop & Shop (Ahold)	2005	100.0%	37,266	26,024	63,290	100.0%	100.0%	100.0%	100.0%	20.00	46.57	30.92	1,957,236
Pacesetter Park Shopping Center	Stop & Shop (Ahold)	1999	100.0%	52,052	45,552	97,604	100.0%	73.2%	87.5%	88.9%	8.72	18.62	12.58	1,074,806
LA Fitness	LA Fitness	2007	100.0%	55,000	—	55,000	100.0%	—	100.0%	100.0%	25.30	—	25.30	1,391,500
Crossroads Shopping Center	Home Goods, PetSmart, Kmart	1998	49.0%	202,727	107,925	310,652	100.0%	82.7%	94.0%	95.4%	14.25	42.89	23.00	6,717,288
New Loudon Center	Price Chopper, Marshalls	1993	100.0%	251,058	4,615	255,673	100.0%	100.0%	100.0%	100.0%	7.35	31.03	7.78	1,989,333
28 Jericho Turnpike	Kohl's	2012	100.0%	96,363	—	96,363	100.0%	—	100.0%	100.0%	17.12	—	17.12	1,650,000
Bedford Green	Shop Rite	2014	100.0%	37,981	52,491	90,472	100.0%	84.9%	91.2%	91.2%	22.53	35.81	29.70	2,450,543

Connecticut
Town Line Plaza[2]	Wal-Mart, Stop & Shop (Ahold)	1998	100.0%	163,159	43,187	206,346	100.0%	93.6%	98.7%	98.7%	15.20	17.68	16.14	1,716,160

Massachusetts
Methuen Shopping Center	Wal-Mart, Market Basket	1998	100.0%	120,004	10,017	130,021	100.0%	100.0%	100.0%	100.0%	6.66	22.84	7.91	1,027,936
Crescent Plaza	Home Depot, Shaw's (Supervalu)	1993	100.0%	156,985	61,163	218,148	100.0%	78.9%	94.1%	96.0%	7.51	12.16	8.60	1,765,676
201 Needham Street	Michael's	2014	100.0%	20,409	—	20,409	100.0%	—	100.0%	100.0%	29.00	—	29.00	591,861

Vermont
The Gateway Shopping Center	Shaw's (Supervalu)	1999	100.0%	73,184	28,471	101,655	100.0%	100.0%	100.0%	100.0%	19.00	22.57	20.00	2,033,128

Illinois

Hobson West Plaza	Garden Fresh Markets	1998	100.0%	51,692	47,445	99,137	100.0%	88.3%	94.4%	94.4%	4.64	21.05	11.99	1,121,625

Indiana
Merrillville Plaza	Jo-Ann Fabrics, TJ Maxx	1998	100.0%	123,220	112,867	236,087	100.0%	99.0%	99.5%	99.5%	10.72	18.14	14.25	3,347,323

Michigan
Bloomfield Town Square	Best Buy, Home Goods,	1998	100.0%	153,839	81,947	235,786	100.0%	100.0%	100.0%	100.0%	11.12	22.71	15.14	3,570,885
	TJ Maxx, Dick's Sporting Goods
Ohio
Mad River Station	Babies 'R' Us	1999	100.0%	58,185	65,150	123,335	100.0%	67.4%	82.8%	82.8%	9.49	17.78	13.06	1,332,503

Delaware
Brandywine Town Center	Lowes, Bed Bath & Beyond,	2003	22.2%	852,261	48,608	900,869	94.5%	91.4%	94.3%	94.3%	16.17	20.44	16.39	13,929,238
	Target, Dick's Sporting Goods
Market Square Shopping Center	Trader Joe's, TJ Maxx	2003	22.2%	42,850	59,197	102,047	100.0%	91.6%	95.1%	100.0%	17.05	32.16	25.49	2,475,028
Naamans Road	—	2006	22.2%	—	19,984	19,984	—	100.0%	100.0%	100.0%	—	43.41	43.41	867,517

Pennsylvania
Mark Plaza	Kmart	1993	100.0%	104,956	1,900	106,856	100.0%	100.0%	100.0%	100.0%	1.95	18.95	2.25	240,664
Plaza 422	Home Depot	1993	100.0%	139,968	16,311	156,279	100.0%	100.0%	100.0%	100.0%	4.83	9.80	5.35	835,956
Route 6 Plaza	Kmart	1994	100.0%	146,568	29,021	175,589	100.0%	94.8%	99.1%	99.1%	6.04	14.03	7.30	1,271,587
Chestnut Hill	—	2006	100.0%	—	37,646	37,646	—	100.0%	100.0%	100.0%	—	24.04	24.04	904,845
Abington Towne Center[3]	Target, TJ Maxx	1998	100.0%	184,616	31,662	216,278	100.0%	70.4%	95.7%	95.7%	10.5	32.85	20.61	1,016,040

Total Suburban Properties				3,411,497	1,213,941	4,625,438	98%	89.7%	95.9%	72.0%	$12.46	$25.41	$15.84	$66,187,824

Acadia Share Total Suburban Properties				2,609,855	1,059,505	3,669,360	98.8%	89.8%	96.2%	97.0%	$11.33	$24.16	$15.05	$49,314,114

TOTAL CORE PROPERTIES				3,688,458	1,705,226	5,393,684	98.2%	89.9%	95.6%	75.4%	$14.55	$41.18	$23.44	$114,862,711

Acadia Share Total Core Properties				2,876,708	1,534,337	4,411,045	98.9%	90.1%	95.9%	97.0%	$14.49	$42.40	$24.20	96,139,854

Notes:
[1] The above occupancy and rent amounts do not include space which is currently leased, other than "leased occupancy", but for which rent payment has not yet commenced. Residential and office GLA is excluded.

[2] Anchor GLA includes a 97,300 square foot Wal-Mart store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot
[3] Anchor GLA includes a 157,616 square foot Target store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

Core Portfolio Top Tenants - Ranked by Annual Base Rent (ABR) [1]

		Pro-Rata
	Number of stores	Combined		Percentage of Total
	in Core			Percentage of
Tenant	portfolio	GLA	Base Rent	Portfolio GLA	Base Rent

Stop and Shop (Ahold)	4	207,513	$3,538,374	4.7%	3.7%

LA Fitness	2	100,000	2,336,500	2.3%	2.4%

Verizon	2	31,371	2,265,928	0.7%	2.4%

Ann Taylor Loft	2	14,174	2,150,210	0.3%	2.2%

TJX Companies	9	218,734	1,910,976	5.0%	2.0%
-- TJ Maxx	5	120,123	854,724	2.7%	0.9%
-- Marshalls	2	46,748	434,462	1.1%	0.5%
-- Home Goods	2	51,863	621,790	1.2%	0.6%

Supervalu (Shaw's)	2	123,409	1,907,456	2.8%	2.0%

Home Depot	3	312,718	1,827,600	7.1%	1.9%

Walgreens	3	37,499	1,412,716	0.9%	1.5%

Kate Spade	2	4,250	1,333,050	0.1%	1.4%

Citibank	5	17,283	1,239,117	0.4%	1.3%

Sleepy's	8	41,831	1,210,183	0.9%	1.3%
Kmart	3	273,969	1,170,078	6.2%	1.2%
Bob's Discount Furniture	2	34,723	1,062,507	0.8%	1.1%
TD Bank	2	15,560	1,060,904	0.4%	1.1%
Trader Joe's	2	19,094	967,216	0.4%	1.0%
Urban Outfitters	2	19,902	879,450	0.5%	0.9%
Gap (Banana Republic and Old Navy)	3	13,835	875,513	0.3%	0.9%
Dicks Sporting Goods	2	59,805	860,471	1.4%	0.9%
HSBC Bank	2	5,686	845,879	0.1%	0.9%
Capital One	3	12,778	795,368	0.3%	0.8%
TOTAL	63	1,564,134	$29,649,496	35.6%	30.9%

Note:
[1] Does not include tenants that operate at only one of Acadia's properties.

Core Portfolio Lease Expirations

	Anchor Tenants					Shop Tenants					Total Tenants
		Gross Leased Area		Base Rent			Gross Leased Area		Base Rent			Gross Leased Area		Base Rent
	No. of Leases	Expiring	Percent		Percent	No. of Leases	Expiring	Percent		Percent	No. of Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total

M to M1	—	—	—	$—	—	7	20,996	1.4%	$25.48	0.8%	7	20,996	0.4%	$25.48	0.5%
2015	5	252,812	7.5%	13.58	6.8%	36	131,497	8.6%	31.75	6.5%	41	384,309	7.8%	19.80	6.6%
2016	10	353,043	10.5%	12.50	8.7%	55	221,305	14.5%	26.42	9.1%	65	574,348	11.7%	17.86	8.9%
2017	7	362,031	10.8%	11.59	8.3%	53	215,804	14.1%	40.19	13.5%	60	577,835	11.8%	22.27	11.2%
2018	7	476,369	14.1%	21.18	20.0%	59	177,873	11.6%	34.02	9.4%	66	654,242	13.4%	24.67	14.1%
2019	7	334,577	9.9%	8.78	5.8%	36	110,665	7.2%	49.25	8.5%	43	445,242	9.1%	18.84	7.3%
2020	6	329,713	9.8%	12.16	7.9%	25	93,643	6.1%	52.46	7.6%	31	423,356	8.6%	21.07	7.8%
2021	7	283,831	8.4%	13.13	7.4%	21	105,230	6.9%	34.89	5.7%	28	389,061	7.9%	19.02	6.4%
2022	2	69,837	2.1%	26.15	3.6%	26	103,015	6.7%	50.01	8.0%	28	172,852	3.5%	40.37	6.1%
2023	5	205,067	6.1%	17.92	7.3%	16	85,714	5.6%	43.56	5.8%	21	290,781	5.9%	25.48	6.5%
2024	7	239,038	7.1%	25.80	12.2%	30	137,008	9.0%	44.79	9.5%	37	376,046	7.7%	32.72	10.7%
Thereafter	10	460,317	13.7%	13.18	12.0%	18	127,935	8.3%	78.04	15.5%	28	588,252	12.0%	27.29	14.0%
Total	73	3,366,635	100.0%	$15.01	100.0%	382	1,530,685	100.0%	$42.02	100.0%	455	4,897,320	100.0%	$23.45	100.0%

		254,916	Anchor GLA Owned by Tenants									254,916	Anchor GLA Owned by Tenants
		66,907	Total Vacant				174,541	Total Vacant				241,448	Total Vacant
		3,688,458	Total Square Feet				1,705,226	Total Square Feet				5,393,684	Total Square Feet

Note:
[1] Leases currently under month to month or in process of renewal

Core Portfolio - New and Renewal Rent Spreads 1

	Period ended		3 months ended		3 months ended		3 months ended		3 months ended
	December 31, 2014		December 31, 2014		September 30, 2014		June 30, 2014		March 31, 2014
	GAAP[3]	Cash[2]	GAAP[3]	Cash[2]	GAAP[3]	Cash[2]	GAAP[3]	Cash[2]	GAAP[3]	Cash[2]
New leases
Number of new leases executed	19	19	9	9	5	5	2	2	3	3
GLA	72,596	72,596	21,555	21,555	28,917	28,917	5,635	5,635	16,489	16,489
New base rent	$59.52	$53.07	$71.07	$63.41	$31.1	$29.01	$41.67	$38.72	$100.35	$86.66
Previous base rent	$39.31	$41.85	$57.19	$63.28	$25.21	$26.38	$23.34	$25.38	$46.12	$46.61
Average cost per square foot	$121.35	$121.35	$74.18	$74.18	$141.5	$141.5	$1.62	$1.62	$188.58	$188.58
Weighted Average Lease Term (years)	11	11	9.7	9.7	9.9	9.9	6.5	6.5	16.3	16.3
Percentage growth in base rent	51.4%	26.8%	24.3%	0.2%	23.4%	10.0%	78.5%	52.6%	117.6%	85.9%

Renewal leases
Number of renewal leases executed	26	26	5	5	5	5	13	13	3	3
GLA	251,536	251,536	16,195	16,195	42,419	42,419	185,472	185,472	7,450	7,450
New base rent	$19.19	$18.23	$23.31	$22.82	$11.92	$11.9	$20.18	$18.96	$27.05	$25.99
Expiring base rent	$16.91	$17.25	$22.39	$22.76	$11.07	$11.15	$17.55	$17.97	$22.23	$22.23
Average cost per square foot	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Weighted Average Lease Term (years)	4.7	4.7	3.3	3.3	4.9	4.9	4.8	4.8	5.3	5.3
Percentage growth in base rent	13.5%	5.7%	4.1%	0.3%	7.7%	6.7%	15.0%	5.5%	21.7%	16.9%

Total new and renewal Leases
Number of new and renewal leases executed	45	45	14	14	10	10	15	15	6	6
GLA commencing	324,132	324,132	37,750	37,750	71,336	71,336	191,107	191,107	23,939	23,939
New base rent	$28.22	$26.03	$50.58	$46	$19.69	$18.84	$20.81	$19.54	$77.54	$67.78
Expiring base rent	$21.93	$22.76	$42.26	$45.9	$16.8	$17.32	$17.72	$18.19	$38.69	$39.02
Average cost per square foot	$27.18	$27.18	$42.36	$42.36	$57.36	$57.36	$0.05	$0.05	$129.89	$129.89
Weighted Average Lease Term (years)	6.1	6.1	6.9	6.9	6.9	6.9	4.8	4.8	12.9	12.9
Percentage growth in base rent	28.7%	14.4%	19.7%	0.2%	17.2%	8.7%	17.5%	7.4%	100.4%	73.7%

Notes:
[1]Based on lease execution dates. Does not include leased square footage and costs related to first generation space and the Company's major redevelopment projects; renewal leases include exercised options.
[2]Rents have not been calculated on a straight-line basis. Previous/expiring rent is that as of time of expiration and includes any percentage rent paid as well. New rent is that which is paid at commencement.
[3]Rents are calculated on a straight-line ("GAAP") basis.

Core Portfolio Capital Expenditures
Current Quarter

	Year-to-Date	Current Quarter	Previous Quarter		Previous Quarter	Previous Quarter
	Period ended	3 months ended	3 months ended		3 months ended	3 months ended		Prior Year ended
	December 31, 2014	December 31, 2014	September 30, 2014		June 30, 2014	March 31, 2014		December 31, 2013

Leasing Commissions	$939	$228	$134		$401	$176		$1,676
Tenant Improvements	3,962	1,411	1,259		853	439		4,057
Capital Expenditures	964	187	187		146	444		2,592
Total Capital Expenditures	$5,865	$1,826	$1,580		$1,400	$1,059		$8,325

Other redevelopment and re-anchoring related activities	$2,884	$—	$1,800	[1]	$—	$1,084	[2]	$5,953	[2]

Note:
[1] Consists of $1,800 of costs associated with the re-tenanting at the Branch Plaza.
[2] Consists of $3,363 of costs associated with the re-anchoring of Crossroads, $1,948 of costs associated with the re-tenanting of Merrillville Plaza,$890 of costs associated with the re-anchoring of Branch Plaza and $836k of costs associated with the installation of a new tenant at a Chicago Street Retail asset.

Property Demographics - Core
					3-Mile Radius
			Base	Total	Total	#	Median HH	Avg. HH
Property	City	State	Rent	GLA	Pop.	HH	Income	Income
Core - Urban and Street Retail

664 N. Michigan Avenue	Chicago	IL	$4,303,538	18,141	295,897	163,646	74,143	$115,275
840 N. Michigan Avenue	Chicago	IL	7,044,900	87,135	307,531	172,435	79,109	122,284
Rush and Walton Streets Collection - 6 properties	Chicago	IL	6,303,696	41,432	319,505	178,056	75,196	116,122
613-623 West Diversey Parkway	Chicago	IL	—	19,265	404,680	217,820	70,480	105,904
651-671 West Diversey	Chicago	IL	1,909,285	46,259	413,506	220,785	70,198	105,234
Clark Street and W. Diversey Collection - 3 properties	Chicago	IL	1,053,247	23,531	406,523	217,890	70,388	105,694
Halsted and Armitage Collection - 9 properties	Chicago	IL	1,836,615	44,658	443,549	238,098	72,697	108,583
North Lincoln Park Chicago Collection - 6 properties	Chicago	IL	1,698,169	51,255	496,377	247,811	68,233	99,096

83 Spring Street	Manhattan	NY	623,884	3,000	981,658	479,147	85,920	121,994
152-154 Spring Street	Manhattan	NY	2,139,360	2,936	918,561	473,494	87,476	126,722
Mercer Street	Manhattan	NY	406,494	3,375	942,758	457,309	85,389	121,063
East 17th Street	Manhattan	NY	—	11,467	1,079,577	547,698	91,428	133,947
West 54th Street	Manhattan	NY	2,196,061	5,773	1,249,501	636,418	91,179	137,662
61 Main Street	Westport	CT	351,560	3,400	46,740	17,572	126,406	193,141
181 Main Street	Westport	CT	848,683	11,350	46,401	17,290	132,350	187,954
4401 White Plains Road	Bronx	NY	625,000	12,964	571,325	214,126	52,977	65,542
Bartow Avenue	Bronx	NY	467,987	14,676	578,872	215,091	47,890	58,583
239 Greenwich Avenue	Greenwich	CT	388,573	16,553	67,092	24,790	112,373	169,820
252-256 Greenwich Avenue	Greenwich	CT	1,210,630	9,172	67,228	25,117	110,894	176,008
Third Avenue	Bronx	NY	887,172	40,320	1,239,993	443,231	35,628	49,095
868 Broadway	Manhattan	NY	682,069	2,031	1,077,976	547,276	91,410	134,095
313-315 Bowery	Manhattan	NY	435,600	6,600	1,032,158	506,284	85,730	122,785
120 West Broadway	Manhattan	NY	1,613,503	13,638	878,321	422,645	85,293	121,409
131-135 Prince Street	Manhattan	NY	1,232,352	3,200	990,615	484,990	88,621	132,090
2520 Flatbush Avenue	Brooklyn	NY	1,049,538	29,114	553,769	211,713	56,343	68,554
Shops at Grand	Queens	NY	2,736,357	99,975	935,540	331,826	56,790	68,721

1739-53 & 1801-03 Connecticut Avenue	Washington	DC	1,328,703	22,907	338,815	164,797	81,801	108,533
Rhode Island Place Shopping Center	Washington	DC	1647929	57529	348349	157678	66984	86314
M Street and Wisconsin Corridor - 7 properties	Georgetown	DC	2523512	31629	321861	160430	87539	114211

330-340 River Street	Cambridge	MA	1,130,470	54,226	492,750	214,634	65,037	91,540

Total Core Urban and Street Retail
Weighted Average - Based on annual base rent					519,058	251,885	$ 77,704	$ 113,650

Property Demographics - Core (continued)
						3-Mile Radius
				Base	Total	Total	#	Median HH	Avg. HH
	Property	City	State	Rent	GLA	Pop.	HH	Income	Income

	Core - Suburban Properties

	Elmwood Park Shopping Center	Elmwood Park	NJ	$3,685,445	149,070	252,982	84,585	$60,290	$69,299
	Marketplace of Absecon	Absecon	NJ	1,427,696	104,556	32,668	11,471	61,717	73,395
	60 Orange Street	Bloomfield	NJ	695,000	101,715	338,909	125,166	56,211	67,492
	Village Commons Shopping Center	Smithtown	NY	2,689,355	87,330	67,473	22,922	109,170	123,046
	Branch Plaza	Smithtown	NY	2,411,650	127,241	67,554	22,991	108,660	122,359
	Amboy Center	Staten Island	NY	1,957,236	63,290	151,900	55,451	87,868	98,504
	Pacesetter Park Shopping Center	Pomona	NY	1,074,806	97,604	36,144	11,216	112,281	126,247
	LA Fitness	Staten Island	NY	1,391,500	55,000	128,131	45,167	79,348	89,832
	New Loudon Center	Latham	NY	1,989,333	255,673	42,827	17,479	67,391	81,548
	28 Jericho Turnpike	Westbury	NY	1,650,000	96,363	95,953	29,144	108,872	129,163
	Bedford Green	Bedford Hills	NY	2,450,543	90,472	25,440	8,955	99,204	140,115
	Town Line Plaza	Rocky Hill	CT	1,716,160	206,346	46,399	19,437	72,685	86,521
	Methuen Shopping Center	Methuen	MA	1,027,936	130,021	99,701	34,864	50,705	60,706
	Crescent Plaza	Brockton	MA	1,765,676	218,148	98,838	34,781	57,332	64,961
	201 Needham Street	Newton	MA	591,861	20,409	105,304	36,441	129,789	181,225
	The Gateway Shopping Center	So. Burlington	VT	2,033,128	101,655	48,384	19,261	51,446	63,537
	Hobson West Plaza	Naperville	IL	1,121,625	99,137	94,989	34,059	103,910	126,405
	Merrillville Plaza	Hobart	IN	3,347,323	236,087	26,123	10,805	47,909	58,578
	Bloomfield Town Square	Bloomfield Hills	MI	3,570,885	235,786	56,773	22,617	62,547	94,909
	Mad River Station	Dayton	OH	1,332,503	123,335	65,307	28,938	56,592	69,153
	Mark Plaza	Edwardsville	PA	240,664	106,856	86,196	36,839	37,495	45,983
	Plaza 422	Lebanon	PA	835,956	156,279	45,792	18,157	44,301	52,611
	Route 6 Plaza	Honesdale	PA	1,271,587	175,589	6,832	2,962	37,786	44,999
	Chestnut Hill	Philadelphia	PA	904,845	37,646	147,436	62,292	58,777	77,506
	Abington Towne Center	Abington	PA	1,016,040	216,278	89,439	35,119	78,159	95,124

Total Core Suburban Properties
Weighted Average - Based on annual base rent						90,060	32,932	$77,117	$94,236

Total Core Properties
Weighted Average - Based on annual base rent						304,029	142,138	$77,410	$103,919

	Brandywine/Market Square/Naamans Rd [1]	Wilmington	DE	17,271,783	1,022,900	507,575	193,705	$72,923	$88,573

Note:
[1] Based on 10 mile radius demographics given the unique trade market for this asset. This has been excluded from the average calculations of 3-mile radius due to its unique trade market.

Property Demographics - Funds
						3-Mile Radius
				Base	Total	Total	#	Median HH	Avg. HH
		City	State	Rent	GLA	Pop.	HH	Income	Income

	Fund II
		Manhattan	NY	$2,574,000	60,000	963,175	337,894	$37,629	$48,228
		Bronx	NY	3,166,025	232,252	1,274,128	450,383	33,329	45,066
	Liberty Avenue	Queens	NY	937,724	26,125	639,405	213,464	55,561	67,368

Fund II
Weighted Average - Based on annual base rent						1,065,137	373,754	$ 38,108	$ 49,417

	Fund III
	Cortlandt Towne Center	Mohegan Lake	NY	$9,868,707	639,353	49,966	17,759	$84,926	$97,340
	640 Broadway	Manhattan	NY	600,884	4,145	1,006,693	496,773	86,613	124,108
	654 Broadway	Manhattan	NY	566,500	2,896	1,007,518	497,906	86,836	124,507
	New Hyde Park Shopping Center	New Hyde Park	NY	1,254,488	32,602	199,698	70,745	102,010	122,658
	White City	Shrewsbury	MA	4,026,476	179,684	99,189	39,649	51,215	62,391
	Parkway Crossing	Parkville	MD	1,722,440	260,241	185,935	74,271	59,022	68,972
	Heritage Shops	Chicago	IL	3,149,752	81,730	288,116	154,272	71,414	110,831
	Lincoln Park Centre	Chicago	IL	2,917,267	61,761	431,527	230,716	73,011	109,736
	Nostrand Avenue	Brooklyn	NY	1,419,696	40,315	544,351	203,713	51,528	65,388
	Arundel Plaza	Glen Burnie	MD	1,318,478	265,116	77,759	29,166	59,786	64,793

Fund III
Weighted Average - Based on annual base rent						211,611	97,553	$ 73,203	$ 92,275

	Fund IV
	1701 Belmont Avenue	Catonsville	MD	$936,166	58,674	110,450	43,613	$60,575	$68,732
	2819 Kennedy Boulevard	North Bergen	NJ	100,000	41,477	526,721	241,698	78,834	110,806
	Promenade at Manassas	Manassas	VA	3,402,218	265,442	57,996	18,940	74,390	84,467
	Paramus Plaza	Paramus	NJ	1,847,945	154,409	106,906	37,209	119,131	132,518
	1151 Third Avenue	Manhattan	NY	545,000	13,158	1,270,132	636,996	87,522	131,326
	Lake Montclair	Prince William County	VA	1,843,740	105,850	55,900	18,373	93,338	103,028
	Eden Square	Bear	DE	2,526,376	235,508	69,756	26,155	69,989	75,629
	938 W. North Avenue	Chicago	IL	988,726	33,228	453,690	239,813	72,447	108,382
	17 East 71st Street	Manhattan	NY	610,894	9,230	1,266,902	623,592	87,241	138,121

Fund IV
Weighted Average - Based on annual base rent						214,434	98,693	$82,756	$97,790

Total - Funds
Weighted Average - Based on annual base rent						335,431	137,684	$70,784	$87,621

Overview of Acadia Funds

As of December 31, 2014	FUND I	FUND II	FUND III	FUND IV

Date formed	September 2001	June 2004	May 2007	May 2012

Capital committed	$86.6 million	$300.0 million	$475.0 million	$540.6 million

Capital funded	Fully funded	Fully funded [2]	$381.6 million	$140.2 million
As a percentage of commitments	100.0%	100.0%	80.3%	25.9%
Capital funded and allocated [3]	100.0%	100.0%	100.0%	40.0%

Distributions	$192.3 million	$131.6 million	$368.5 million	$95.9 million
As a percentage of funded capital	222.0%	43.9%	96.6%	68.4%

	All original capital and accumulated preferred return
	has been paid. Acadia is entitled to a Promote
	on all future distributions.

Fund structure

Equity contribution and	22.2% - Acadia	20.0% - Acadia	19.9% - Acadia	23.1% - Acadia
Cash flow distribution:	77.8% - Four institutional investors	80.0% - Six institutional investors	80.1% - 14 institutional investors	76.9% - 17 institutional investors

Distributions:	20% to Acadia once all partners (including Acadia) have received cumulative preferred return and return of equity

	Remaining 80% is distributed pro-rata to all the partners (including Acadia)

Preferred return rate:	9%	8%	6%	6%

Fees/Priority Distributions to Acadia

	Asset management fee/Priority distribution equal to 1.5% of implied capital[1]

	Property management fee/Priority distribution equal to 4% of gross property revenues

	Market rate leasing fees

	Market rate construction/project management fees

			Development fee equal to 3% of total project cost
Notes:
[1] Committed capital as reduced by capital attributed to sold investments.
[2] During the fourth quarter of 2013, a distribution of $47.1 million was made to the Fund II investors. Until December 2016, this amount is subject to recontribution to Fund II by the investors, if needed to fund the on-going redevelopment of existing projects.

[3] Includes all funded capital as well as unfunded capital commitments which have been allocated to (i) complete existing projects and (ii) acquire and complete leasing/development of acquisitions under contract

Fund Retail Properties - Detail [1]
										Leased
		Year	Ownership	Gross Leasable Area			In Place Occupancy			Occupancy	Annualized Base Rent PSF
	Anchors	Acquired	%	Anchors	Shops	Total	Anchors	Shops	Total	Total	Anchors	Shops	Total
Fund I Portfolio Detail

VARIOUS

Total - Fund I	Kroger/Safeway Portfolio (3 Properties)	2003	60.0%	97,500	—	97,500	34.9%	—	34.9%	34.9%	$3.03	—	$3.03

Fund II Portfolio Detail

NEW YORK

New York
Liberty Avenue	CVS	2005	99.1%	10,880	15,245	26,125	100.0%	100.0%	100.0%	100.0%	$39.75	$33.14	$35.89
216th Street	NYC Human Resources Administration	2005	99.1%	60,000	—	60,000	100.0%	—	100.0%	100.0%	42.90	—	42.90
161st Street [2]	Various New York City & State agencies	2005	99.1%	107,026	125,226	232,252	—	87.6%	47.2%	93.3%	—	28.85	28.85

Total - Fund II				177,906	140,471	318,377	39.8%	89.0%	61.5%	95.1%	$42.42	$29.38	$34.10

Fund III Portfolio Detail

NEW YORK

New York
Cortlandt Towne Center	Wal-Mart, Best Buy, A&P	2009	100.0%	472,420	166,933	639,353	95.7%	81.6%	92.0%	96.7%	$14.05	$25.78	$16.77
654 Broadway	Penguin (Perry Ellis)	2011	100.0%	—	2,896	2,896	—	100.0%	100.0%	100.0%	—	195.61	195.61
640 Broadway	Swatch	2012	63.1%	—	4,145	4,145	—	61.3%	61.3%	100.0%	—	236.49	236.49
New Hyde Park Shopping Center	PetSmart	2011	100.0%	13,507	19,095	32,602	100.0%	80.4%	88.5%	88.5%	35.00	50.93	43.47
Nostrand Avenue	—	2013	100.0%	—	40,315	40,315	—	75.9%	75.9%	75.9%	—	46.39	46.39

NEW ENGLAND

Massachusetts
White City Shopping Center	Shaw's (Supervalu)	2010	84.0%	131,152	125,509	256,661	86%	98.7%	92.2%	100.0%	15.61	35.43	25.98

MID-ATLANTIC

Maryland
Parkway Crossing	Home Depot, Shop Rite	2011	94.3%	192,836	67,405	260,241	100.0%	82.1%	95.4%	95.4%	3.65	18.4	6.94
Arundel Plaza	Giant Food, Lowe's	2012	94.3%	231,920	33,196	265,116	100.0%	58.8%	94.8%	94.8%	3.90	21.18	5.24

MIDWEST
Illinois
Heritage Shops	LA Fitness, Ann Taylor Loft	2011	100.0%	49,878	31,852	81,730	100.0%	89.7%	96.0%	96.0%	21.61	72.5	40.15
Lincoln Park Centre	Design Within Reach	2012	100.0%	—	61,761	61,761	—	100.0%	100.0%	100.0%	—	47.23	47.23

Total - Fund III				1,091,713	553,107	1,644,820	96.5%	86.2%	93.0%	96.1%	$10.71	$37.11	$18.93

Fund IV Portfolio Detail

NEW YORK
New York
1151 Third Avenue		2013	100.0%	—	13,158	13,158	—	62.7%	62.7%	100.0%	—	$66.07	$66.07
17 East 71st Street		2014	100.0%	—	9,230	9,230	—	63.9%	63.9%	63.9%	—	103.54	103.54

New Jersey
Paramus Plaza	Babies R Us, Ashley Furniture	2013	50.0%	74,837	79,572	154,409	100.0%	28.9%	63.4%	63.4%	22.08	8.50	18.89
2819 Kennedy Boulevard	Aldi	2013	98.6%	36,941	4,536	41,477	—	33.9%	3.7%	47.9%	—	65.10	65.10

MID-ATLANTIC
Virginia
Promenade at Manassas	Home Depot, HH Gregg	2013	98.6%	194,038	71,404	265,442	100.0%	94.2%	98.4%	98.4%	9.73	22.52	13.02
Lake Montclair	Food Lion	2013	100.0%	33,000	72,850	105,850	100.0%	90.2%	93.2%	93.2%	9.50	23.30	18.68

Maryland
1701 Belmont Avenue	Best Buy	2012	98.6%	58,674	—	58,674	100.0%	—	100.0%	100.0%	15.96	—	15.96

Delaware
Eden Square	Giant Food, Lowe's	2014	98.6%	167,333	68,175	235,508	100.0%	79.0%	93.9%	93.9%	10.03	15.73	11.42

MIDWEST
Illinois
938 W. North Avenue	Restoration Hardware, Sephora	2013	80%	—	33,228	33,228	—	62.6%	62.6%	62.6%	—	47.56	47.56

Total - Fund IV				564,823	352,153	916,976	93.5%	69.9%	84.4%	86.9%	$12.25	$25.71	$16.54

Notes:
[1] The above occupancy and rent amounts do not include space which is currently leased, other than "leased occupancy", but for which rent payment has not yet commenced. Residential and office GLA is excluded.

The following Fund II, Fund III and Fund IV properties are currently under redevelopment as further detailed under "Redevelopment Activity."
Property	Fund Ownership %
Sherman Avenue	99.1%
City Point	94.2%
Cortlandt Crossing	100.0%
Broad Hollow Commons	100.0%
3104 M Street	80.0%
210 Bowery	100.0%
Broughton Street Portfolio	50.0%
27 East 61st Street	100.0%
[2]Currently operating, but redevelopment activities have commenced.

Funds Lease Expirations

Fund I:
	Anchor Tenants
		Gross Leased Area		Base Rent
	No. of Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total
2019	1	34,000	100.0%	$3.03	100.0%
Total	1	34,000	100.0%	$3.03	100.0%

		63,500	Total Vacant
		97,500	Total Square Feet

Fund II:
	Anchor Tenants					Shop Tenants					Total Tenants
		Gross Leased Area		Base Rent			Gross Leased Area		Base Rent			Gross Leased Area		Base Rent
	No. of Leases	Expiring	Percent		Percent	No. of Leases	Expiring	Percent		Percent	No. of Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total
M to M1	—	—	—	$—	—	1	9,967	8.0%	$10.00	2.7%	1	9,967	5.1%	$10.00	1.5%
2015	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
2016	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
2017	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
2018	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
2019	—	—	—	—	—	1	4,575	3.7%	27.81	3.5%	1	4,575	2.3%	27.81	1.9%
2020	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
2021	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
2022	—	—	—	—	—	1	4,462	3.6%	31.00	3.8%	1	4,462	2.3%	31.00	2.1%
2023	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
2024	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Thereafter	2	70,880	100.0%	42.42	100.0%	6	105,967	84.7%	31.20	90%	8	176,847	90.3%	35.69	94.5%
Total	2	70,880	100.0%	$42.42	100.0%	9	124,971	100.0%	$29.38	100.0%	11	195,851	100.0%	$34.10	100.0%

		107,026	Total Vacant				15,500	Total Vacant				122,526	Total Vacant
		177,906	Total Square Feet				140,471	Total Square Feet				318,377	Total Square Feet

Fund III:
	Anchor Tenants					Shop Tenants					Total Tenants
		Gross Leased Area		Base Rent			Gross Leased Area		Base Rent			Gross Leased Area		Base Rent
	No. of Leases	Expiring	Percent		Percent	No. of Leases	Expiring	Percent		Percent	No. of Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total
M to M1	—	—	—	$—	—	3	8,240	1.7%	$21.75	1.0%	3	8,240	0.5%	$21.75	0.6%
2015	3	81,465	7.7%	7.11	5.1%	12	26,287	5.5%	41.38	6.1%	15	107,752	7.0%	15.47	5.8%
2016	1	26,561	2.5%	8.00	1.9%	22	56,800	11.9%	36.76	11.8%	23	83,361	5.4%	27.60	7.9%
2017	2	52,131	4.9%	18.36	8.5%	14	55,665	11.7%	27.88	8.8%	16	107,796	7.0%	23.28	8.7%
2018	5	287,562	27.3%	12.54	32.0%	22	77,706	16.3%	29.42	12.9%	27	365,268	23.9%	16.13	20.3%
2019	3	236,323	22.4%	7.57	15.9%	11	30,622	6.4%	30.87	5.3%	14	266,945	17.4%	10.24	9.4%
2020	—	—	—	—	—	6	16,677	3.5%	23.00	2.2%	6	16,677	1.1%	23.00	1.3%
2021	1	35,601	3.4%	10.76	3.4%	7	28,392	6.0%	36.54	5.9%	8	63,993	4.2%	22.20	4.9%
2022	1	65,028	6.2%	17.00	9.8%	9	26,428	5.5%	38.68	5.8%	10	91,456	6.0%	23.27	7.3%
2023	2	38,836	3.7%	15.49	5.3%	11	40,825	8.6%	58.38	13.5%	13	79,661	5.2%	37.47	10.3%
2024	—	—	—	—	—	10	56,299	11.8%	34.97	11.1%	10	56,299	3.7%	34.97	6.8%
Thereafter	3	229,660	21.8%	8.89	18.1%	9	52,766	11.1%	52.26	15.6%	12	282,426	18.5%	17.00	16.6%
Total	21	1,053,167	100.0%	$10.71	100.0%	136	476,707	100.0%	$37.11	100.0%	157	1,529,874	100.0%	$18.93	100.0%

		38,546	Total Vacant				76,400	Total Vacant				114,946	Total Vacant
		1,091,713	Total Square Feet				553,107	Total Square Feet				1,644,820	Total Square Feet

Fund IV:
	Anchor Tenants					Shop Tenants					Total Tenants
		Gross Leased Area		Base Rent			Gross Leased Area		Base Rent			Gross Leased Area		Base Rent
	No. of Leases	Expiring	Percent		Percent	No. of Leases	Expiring	Percent		Percent	No. of Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total
M to M1	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
2015	—	—	—	—	—	5	25,140	10.2%	36.84	14.6%	5	25,140	3.2%	36.84	7.2%
2016	—	—	—	—	—	10	30,575	12.4%	18.63	9.0%	10	30,575	3.9%	18.63	4.4%
2017	2	161,152	30.5%	9.69	24.1%	12	31,435	12.8%	35.51	17.6%	14	192,587	24.8%	13.90	20.9%
2018	—	—	—	—	—	13	39,212	15.9%	22.09	13.7%	13	39,212	5.1%	22.09	6.8%
2019	1	39,220	7.4%	19.52	11.8%	9	58,274	23.6%	15.99	14.7%	10	97,494	12.6%	17.41	13.3%
2020	1	27,926	5.3%	12.00	0.05	4	19,900	8.1%	21.22	6.7%	5	47,826	6.2%	15.84	5.9%
2021	1	32,144	6.1%	11.50	5.7	1	2,400	1.0%	22.95	0.9%	2	34,544	4.5%	12.30	3.3%
2022	1	26,568	5.0%	10,140.00	4.2%	1	9,600	3.9%	13.00	2%	2	36,168	4.7%	10.90	3.1%
2023	1	33,000	6.3%	9.50	4.8%	3	14,063	5.7%	27.50	6.1%	4	47,063	6.1%	14.88	5.5%
2024	2	100,472	19.0%	19.31	0.30	5	15,700	6.4%	59.49	14.7%	7	116,172	15.0%	24.74	22.5%
Thereafter	1	107,400	20.4%	8.50	14.2%	—	—	—	—	—	1	107,400	13.9%	8.50	7.1%
Total	10	527,882	100.0%	12.25	100.0%	63	246,299	100.0%	25.71	100.0%	73	774,181	100.0%	16.53	100.0%

		36,941	Total Vacant				105,854	Total Vacant				142,795	Total Vacant
		564,823	Total Square Feet				352,153	Total Square Feet				916,976	Total Square Feet

Note:
[1] Leases currently under month to month or in process of renewal

Development Activity
($ in millions)

			Estimated
			Construction	Estimated Sq.Ft.			Acquisition & Development Costs										Outstanding
Property	Ownership	Location	Completion	Upon Completion	Leased Rate [4]	Key Tenants	Incurred		Estimated Future Range				Estimated Total Range				Debt
FUND II

City Point [1]	94.2%	Brooklyn, NY	2016	675,000	65% [2]	Century 21, CityTarget, Alamo Drafthouse, Armani Exchange	$334.2	[3]	$(14.2)	to	$15.8	[3]	$320.0	to	$350.0	[3]	$259.6
Sherman Plaza	99.1%	New York, NY	TBD	TBD	—	TBD	35.3		TBD		TBD		TBD		TBD		—
							$369.5		TBD		TBD		TBD		TBD		$259.6

FUND III

Cortlandt Crossing	100.0%	Mohegan Lake, NY	2017	150,000 - 170,000	—	TBD	$12.9		$34.1	to	$43.1		$47.0	to	$56.0		$—
3104 M Street NW	80.0%	Washington, D.C.	2016	10,000	—	TBD	3.9		4.1	to	5.1		8.0	to	9.0		0.1
Broad Hollow Commons	100.0%	Farmingdale, NY	2016	180,000 - 200,000	—	TBD	14.0		36.0	to	46.0		50.0	to	60.0		—
							$30.8		$74.2		$94.2		$105.0		$125.0		$—

FUND IV

210 Bowery	100.0%	New York, NY	2016	16,000	—	TBD	$8.2		$10.3	to	$14.3		$18.5	to	$22.5		$4.6
Broughton Street Portfolio [5]	50.0%	Savannah, GA	2016	200,000	—	TBD	41.2		20.8	to	26.8		62.0	to	68.0		—
27 E. 61st Street	100.0%	New York, NY	2016	9,500	—	TBD	19.9		2.9		6.9		22.8		26.8		—
							$69.3		$34.0		$48.0		$103.3		$117.3		$4.6

Notes:
[1] Acquired a leasehold interest in this property.
[2] Leased rate calculated on approximately 475,000 rentable square feet.
[3] Net of actual and anticipated contributions from retail tenants and proceeds from residential tower sales. Debt and incurred costs are reduced by $5,262 relating to the New Markets Tax Credits received.

[4] The leased rate excludes pre-redevelopment tenants.
[5] The portfolio will be acquired through a series of transactions. Costs incurred and estimated total costs are for those acquisitions completed as of December 31, 2014 (24 buildings).

Reconciles to Consolidated Balance Sheet as follows:

Development costs above			$469.6
City Point adjustment to FMV			33.8
City Point gain on sale of Tower 1			1.3
Less development held as operating real estate			(8.2)
Less development costs of unconsolidated properties			(41.2)
Less deferred costs and other amounts			(7.9)

Total per consolidated balance sheet			$ 447.4

Retailer Controlled Property ("RCP") Venture - Overview [1]

Item	Description
Date formed	August 2004

Partnership structure
Equity Contribution:	$300 million of total equity - Fully invested

	20% ($63 million) - AKR Fund I ($15 million) and Fund II ($48 million)

	80% - Klaff Realty LP and Lubert-Adler

Cash flow distribution:	20% - AKR Funds
	80% - Four institutional investors

Promote:	20% to Klaff once all partners (including Klaff) have received 10% preferred return and return
	of equity (50% of first $40 million of AKR Fund equity is not subject to this promote)

	Remaining 80% is distributed to all the partners (including Klaff)

RCP Venture - Investments

The following table summarizes the RCP Venture investments from inception through December 31, 2014

				Distributions
		Years	Invested	Current	From	Equity
Investor	Investment	acquired	capital	year-to-date	inception	Multiple

Mervyns I and Mervyns II	Mervyns	2004 through	$33,605	$2,087	$54,336	1.6x
		2007
Mervyns II	Albertson’s	2006 through	23,133	—	86,458	3.7x
		2007
Fund II and Mervyns II	Other investments [2]	2006 through	6,478	1,773	8,828	1.4x
		2008
Total			$63,216	$3,860	$149,622	2.4x

Notes:
[1] The RCP Venture is not a separate AKR Fund, rather it is a venture in which AKR, Funds I and II have invested approximately $63 million in equity.
[2] Represents investments in Shopko, Marsh and Rex Stores.

Important Notes

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this supplemental disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934 and as such may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative thereof or other variations thereon or comparable terminology. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to those set forth under the heading "Risk Factors" in the Company's Annual Report on Form 10-K. These risks and uncertainties should be considered in evaluating any forward-looking statements contained or incorporated by reference herein.

USE OF FUNDS FROM OPERATIONS AS NON-GAAP FINANCIAL MEASURE

The Company considers funds from operations (“FFO”) as defined by the National Association of Real Estate Investment Trusts (“NAREIT”) to be an appropriate supplemental disclosure of operating performance for an equity REIT due to its widespread acceptance and use within the REIT and analyst communities. FFO is presented to assist investors in analyzing the performance of the Company. It is helpful as it excludes various items included in net income that are not indicative of the operating performance, such as gains (or losses) from sales of property and depreciation and amortization. However, the Company’s method of calculating FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. FFO does not represent cash generated from operations as defined by generally accepted accounting principles (“GAAP”) and is not indicative of cash available to fund all cash needs, including distributions. It should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity. Consistent with the NAREIT definition, the Company defines FFO as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. In addition, the Company also discloses FFO as adjusted to include the extraordinary gain from its RCP investment in Albertson's. The Company believes that income or gains derived from its RCP investments, including its investment in Albertson's, are private-equity investments and, as such, should be treated as operating income and therefore FFO. The Company believes that this supplement adjustment more appropriately reflects the results of its operations. The Company also provides two other supplemental disclosures of operating performance, adjusted funds from operations ("AFFO") and funds available for distribution ("FAD"). The Company defines AFFO as FFO adjusted for straight line rent, non-real estate depreciation, amortization of finance costs and costs of management contracts, tenant improvements, leasing commissions and capital expenditures. The Company defines FAD as AFFO adjusted for scheduled debt principal payments.

USE OF EBITDA AND NOI AS NON-GAAP FINANCIAL MEASURES

EBITDA and NOI are widely used financial measures in many industries, including the REIT industry, and are presented to assist investors and analysts in analyzing the performance of the Company. They are helpful as they exclude various items included in net income that are not indicative of operating performance, such as gains (or losses) from sales of property and depreciation and amortization and is used in computing various financial ratios as a measure of operational performance. The Company computes EBITDA as the sum of net income before extraordinary items plus interest expense, depreciation, income taxes and amortization, less any gains (losses including impairment charges) on the sale of income producing properties. The Company computes NOI by taking the difference between Property Revenues and Property Expenses as detailed in this reporting supplement. The Company’s method of calculating EBITDA and NOI may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDA and NOI do not represent cash generated from operations as defined by GAAP and are not indicative of cash available to fund all cash needs, including distributions. They should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.